As filed with the Securities and Exchange Commission on April 8, 2015

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

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ETFIS SERIES TRUST I

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Joint Proxy Statement

April 8, 2015

Important Voting Information Inside

ETFis Series Trust I

InfraCap MLP ETF (AMZA)

BioShares Biotechnology Products Fund (BBP)

BioShares Biotechnology Clinical Trials Fund (BBC)

Please vote immediately!

You can vote through the internet, by telephone, or

by mail. Details on voting can be found on

your proxy card.

ETFis Series Trust I

6 E. 39th Street, Suite 1003

New York, NY 10016

SPECIAL MEETING OF SHAREHOLDERS

Important Voting Information Inside!

TABLE OF CONTENTS

Letter from the President	1

Notice of Special Meeting of Shareholders	3

Important Information to Help You Understand the Proposals	5

Joint Proxy Statement	10

Proposal 1: To approve a proposed new Investment Advisory Agreement to be entered into by and between the Trust, on behalf of the Funds, and Etfis Capital LLC (“Adviser”)	11

Proposal 2: To approve, with respect to the InfraCap MLP ETF, a proposed new Investment Sub-Advisory Agreement to be entered into by and among the Trust, the Adviser and Infrastructure Capital Advisors, LLC	19

Proposal 3: To approve, with respect to each of the BioShares Biotechnology Products Fund and the BioShares Biotechnology Clinical Trials Fund, a proposed new Investment Sub-Advisory Agreement to be entered into by and among the Trust, the Adviser and LifeSci Index Partners, LLC	25

Proposal 4: To transact any other business that may properly come before the Meeting or any adjournment thereof in the discretion of the proxies or their substitutes	31

Additional Information Regarding Shareholders And Voting Requirements	31

Additional Information Regarding the Operation of the Funds	32

Other Matters	34

Exhibit A: Form of the proposed new Investment Advisory Agreement to be entered into by and between the Trust, on behalf of the Funds, and Etfis Capital LLC	A-1

Exhibit B: Form of the proposed new Investment Sub-Advisory Agreement to be entered into by and among the Trust, on behalf of the InfraCap MLP ETF, the Adviser and Infrastructure Capital Advisors, LLC	B-1

Exhibit C: Form of the proposed new Investment Sub-Advisory Agreement to be entered into on behalf of each of the BioShares Biotechnology Products Fund and the BioShares Biotechnology Clinical Trials Fund by and among the Trust, the Adviser and LifeSci Index Partners, LLC	C-1

ETFis Series Trust I

April 8, 2015

Dear Shareholder:

You are cordially invited to attend a Special Meeting of Shareholders (the “Meeting”) of ETFis Series Trust I (the “Trust”), to be held at 4:00 p.m., Eastern time, on May 15, 2015 at the offices of the Trust at 6 E. 39th Street, Suite 1003, New York, NY 10016. Formal notice of the Meeting appears after this letter, followed by a Joint Proxy Statement. We hope that you can attend the Meeting in person; however, we urge you in any event to vote your shares by completing and returning the enclosed proxy card in the envelope provided, or by voting by telephone or through the Internet at your earliest convenience.

ETF Issuer Solutions, Inc. (the “Adviser’s Parent”), which is currently the sole owner and member of Etfis Capital LLC (the “Adviser”), the investment adviser to the InfraCap MLP ETF, the BioShares Biotechnology Products Fund and the BioShares Biotechnology Clinical Trials Fund (each a “Fund” and collectively, the “Funds”), has entered into an agreement with Virtus Partners, Inc. (“VPI”), a wholly-owned subsidiary of Virtus Investment Partners, Inc. (Ticker: VRTS) (together with its affiliates, “Virtus”), that provides for the acquisition by VPI of a majority interest in a new holding company (“NewCo”) which will wholly own the Adviser’s Parent and the Adviser (the “Transaction”).

The Adviser is excited about the Transaction for a number of reasons. Virtus is a public company that operates a multi-manager asset management business and has substantial experience in the investment management and investment company industries. On a collective basis, the Virtus affiliated subsidiary registered investment advisers manage over $56.7 billion in assets (including over $43.9 billion in registered investment company assets). The Adviser expects that, among other things, the Transaction will raise the profile and visibility of the Funds, while having a positive impact on the operation and future growth of the Funds by making certain of Virtus’s resources, relationships and operational and distribution capabilities available to the Funds.

Under the terms of the Transaction, the current owners and management team of ETFis Capital will retain their management positions and will own a significant minority ownership interest in NewCo, which will wholly own the Adviser’s Parent and the Adviser. The Adviser does not expect any interruption of, or change to, the Adviser’s daily business or operations of the Trust and the Funds as a result of the Transaction, except that Virtus plans to incorporate the Adviser into certain of Virtus’ compliance programs. Further, the Adviser expects that each Fund’s respective portfolio management team, which manages the applicable Fund pursuant to an investment sub-advisory agreement by and among the Trust, the Adviser and the applicable sub-adviser (each, a “Sub-Adviser”), will remain intact, and there will be no changes to the investment objectives or strategies used by, or the total amount of fees charged to, any Fund as a result of the Transaction.

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Under the Investment Company Act of 1940, as amended (the “Investment Company Act”), the Transaction will constitute a “change of control” of the Adviser that will, when it closes, terminate the current investment advisory agreement between the Adviser and the Trust on behalf of the Funds (the “Current Advisory Agreement”). By their terms, each investment sub-advisory agreement between a Fund and its respective sub-adviser (each a “Current Sub-Advisory Agreement”) will terminate upon the termination of the Current Advisory Agreement with respect to the corresponding Fund. Therefore, the Current Advisory Agreement and each Current Sub-Advisory Agreement require that the Trust obtain from shareholders of each Fund approval of a new investment advisory agreement and new investment sub-advisory agreements to continue the current management of each of the Funds by the Adviser and their respective Sub-Advisers after the closing of the Transaction.

After careful consideration, the Trust’s Board of Trustees has approved, on behalf of the Funds, a new investment advisory agreement with the Adviser and new investment sub-advisory agreements with each respective Sub-Adviser, and recommends that you vote “FOR” approval of the new investment advisory agreement and applicable new investment sub-advisory agreement for each Fund in which you are invested.

Your vote is important regardless of the number of shares you own. In order to avoid the added cost of follow-up solicitations and possible adjournments, please take a few minutes to read the Joint Proxy Statement and cast your vote. It is important that your vote be received no later than 11:59 p.m., Eastern time, on May 14, 2015.

In addition to voting by mail you may also vote either by telephone or through the Internet as follows:

TO VOTE BY TELEPHONE:		TO VOTE BY INTERNET:
1)	Read the Joint Proxy Statement and have the enclosed proxy card at hand	1)	Read the Joint Proxy Statement and have the enclosed proxy card at hand
2)	Call the toll-free number that appears on the enclosed proxy card and follow the simple instructions	2)	Go to the website that appears on the enclosed proxy card and follow the simple instructions

You are encouraged to vote by telephone or through the Internet using the control number that appears on the enclosed proxy card. Use of telephone or Internet voting will reduce the time and costs associated with this proxy solicitation. Whichever method you choose, please read the enclosed Joint Proxy Statement carefully before you vote.

We appreciate your participation and prompt response in this matter and thank you for your continued support. If you have any questions after considering the enclosed materials, please call 855-723-7821.

Sincerely,

William J. Smalley
President
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ETFIS SERIES TRUST I

(a)                NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD AT 4:00 P.M., EASTERN TIME, ON May 15, 2015. THE PROXY STATEMENT TO SHAREHOLDERS IS AVAILABLE AT HTTP://www.viewproxy.com/etfis/2015 OR BY CALLING THE FUND AT 855-723-7821.

To the Shareholders of the InfraCap MLP ETF, BioShares Biotechnology Products Fund and BioShares Biotechnology Clinical Trials Fund:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the “Meeting”) of InfraCap MLP ETF, the BioShares Biotechnology Products Fund and the BioShares Biotechnology Clinical Trials Fund (each a “Fund” and collectively, the “Funds”), each a series of ETFis Series Trust I (the “Trust”), will be held at the offices of the Trust at 6 E. 39th Street, Suite 1003, New York, NY 10016, at 4:00 p.m., Eastern time, on May 15, 2015. The purpose of the Meeting is to consider and vote on the following matters:

1.	With Respect to All Funds: To approve a proposed new Investment Advisory Agreement to be entered into by and between the Trust, on behalf of the Funds, and Etfis Capital LLC (the “Adviser”).

2.	With Respect to the InfraCap MLP ETF: To approve, with respect to the InfraCap MLP ETF, a proposed new Investment Sub-Advisory Agreement to be entered into by and among the Trust, the Adviser and Infrastructure Capital Advisors, LLC.

3.	With Respect to the BioShares Biotechnology Products Fund and BioShares Biotechnology Clinical Trials Fund: To approve, with respect to each of the BioShares Biotechnology Products Fund and the BioShares Biotechnology Clinical Trials Fund, a proposed new Investment Sub-Advisory Agreement to be entered into by and among the Trust, the Adviser and LifeSci Index Partners, LLC.

4.	With Respect to All Funds: To transact such other business, not currently contemplated, as may properly come before the Meeting or any adjournment thereof in the discretion of the proxies or their substitutes.

Shareholders of record of each Fund as of the close of business on March 30, 2015 will be entitled to notice of and to vote at the Meeting or any adjournment thereof. A Joint Proxy Statement and proxy card solicited by the Trust are included herewith.

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PLEASE VOTE BY TELEPHONE OR THROUGH THE INTERNET BY FOLLOWING THE INSTRUCTIONS ON YOUR PROXY CARD, THUS AVOIDING UNNECESSARY EXPENSE AND DELAY. YOU MAY ALSO EXECUTE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. THE PROXY IS REVOCABLE AND WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

By order of the Board of Trustees,

William J. Smalley
President, ETFis Series Trust I

Dated: April 8, 2015

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IMPORTANT INFORMATION TO HELP YOU UNDERSTAND THE PROPOSALS

You should carefully read the entire text of the Joint Proxy Statement. We have provided you with a brief overview of the Joint Proxy Statement using the questions and answers below.

QUESTIONS AND ANSWERS

Q. What is happening? Why did I get this package of materials?

A. You are receiving the enclosed Joint Proxy Statement as a holder of shares of the InfraCap MLP ETF, the BioShares Biotechnology Products Fund or the BioShares Biotechnology Clinical Trials Fund (each a “Fund” and collectively, the “Funds”), each a series of the ETFis Series Trust I (the “Trust”), in connection with a special meeting of shareholders of the Funds (the “Meeting”) scheduled to be held at 4:00 p.m., Eastern Time, on May 15, 2015. All holders of Fund shares as of the close of business on March 30, 2015 (the “Record Date”) are entitled to attend and vote at the Meeting.

Q: What am I being asked to vote on?

A: You are being asked to approve the following Proposals:

(i)	With Respect to each Fund: a proposed new Investment Advisory Agreement (the “New Advisory Agreement”) by and between the Trust, on behalf of the Funds, and Etfis Capital LLC (the “Adviser”);
(ii)	With Respect to the InfraCap MLP ETF: a new investment sub-advisory agreement (the “InfraCap Sub-Advisory Agreement”) by and among the Trust, on behalf of the InfraCap MLP ETF, the Adviser and Infrastructure Capital Advisors, LLC (“InfraCap”), to become effective upon the closing of the Transaction; and
(iii)	With Respect to the BioShares Biotechnology Products Fund and the BioShares Biotechnology Clinical Trials Fund: a new investment sub-advisory agreement (the “BioShares Sub-Advisory Agreements”, and together with the InfraCap Sub-Advisory Agreement, the “New Sub-Advisory Agreements”) by and among the Trust, on behalf of each of the BioShares Biotechnology Products Fund and the BioShares Biotechnology Clinical Trials Fund, the Adviser and LifeSci Index Partners, LLC (“LifeSci”), to become effective upon the closing of the Transaction.

Q. How does the Board of Trustees of the Trust (the “Board” or the “Board of Trustees”) recommend that I vote with respect to each Proposal?

A. After careful consideration of the Proposals, the Board of Trustees, including each of its independent trustees, recommends that you vote FOR each of the Proposals.

Q: Why am I being asked to vote on the New Agreements?

A: ETF Issuer Solutions, Inc. (the “Adviser’s Parent”), which is the sole member and owner of the Adviser, entered into an Investment Agreement on January 24, 2015 regarding a series of

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transactions whereby Virtus Partners, Inc., a Delaware corporation (“VPI”), will acquire, collectively, a majority ownership interest in a new holding company (“NewCo”) which will wholly own the Adviser’s Parent and the Adviser (the “Transaction”). VPI is a wholly-owned subsidiary of Virtus Investment Partners, Inc. (Ticker: VRTS) (together with its affiliates, “Virtus”). Under the terms of the Transaction, Virtus will acquire a majority of the equity interests of NewCo when the Transaction closes on or around April 10, 2015. Although the Adviser and each Fund’s Sub-Adviser intends to continue to manage each Fund, and each Fund’s current portfolio management team intends to remain in place following the Transaction, Virtus’ new ownership position will result in a “change of control” of the Adviser that will terminate the current Investment Advisory Agreement by and between the Trust, on behalf of the Funds, and the Adviser (the “Current Advisory Agreement”). Further, each Fund’s current investment sub-advisory agreement by and among the Trust, on behalf of the Fund, the Adviser and its respective Sub-Adviser (each, a “Current Sub-Advisory Agreement”) will terminate upon the termination of the Current Advisory Agreement.

The Board of Trustees, after careful consideration, has approved the New Advisory Agreement and each of the New Sub-Advisory Agreements (together, the “New Agreements”). However, under the Investment Company Act of 1940, as amended (the “Investment Company Act”), each of the New Agreements requires shareholder approval by the applicable Fund’s shareholders in order to become effective with respect to the Fund. Therefore, the Board of Trustees is submitting to a vote of each Fund’s shareholders the New Advisory Agreement and the Fund’s applicable New Sub-Advisory Agreement. As a shareholder, you are entitled to vote on the New Advisory Agreement and New Sub-Advisory Agreement for each Fund whose shares you owned as of the Record Date.

Q. Does the Board of Trustees recommend that shareholders vote to approve the New Agreements?

A. Yes, the Board of Trustees unanimously recommends that the shareholders of each Fund vote to approve the New Advisory Agreement and the New Sub-Advisory Agreement for that Fund. The various factors the Board of Trustees considered in making this determination are described in the Joint Proxy Statement.

Q: When would the New Agreements take effect?

A: If approved by a Fund’s shareholders, the Fund’s New Agreements would each take effect if and when the Transaction is completed. Currently, this is expected to occur on or about April 10, 2015.

Q: How will the Transaction affect shareholders of the Funds?

A: Your Fund investment is not expected to change as a result of the Transaction. The Adviser and the Sub-Advisers intend to continue to manage the Funds without making any changes in the management of, or total fees charged to, any of the Funds. The Adviser believes that the Transaction will raise the profile and visibility of the Funds, and have a positive impact on the operation and future growth of the Funds by making certain of Virtus’s resources, relationships and operational and distribution capabilities available to the Funds.

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Q: How does the New Advisory Agreement differ from the Current Advisory Agreement?

A: The terms and conditions of the New Advisory Agreement are substantially identical to those of the Current Advisory Agreement, and differ only with respect to the new effective date and termination date for the New Advisory Agreement for each Fund.

Q: How do the New Sub-Advisory Agreements differ from the Current Sub-Advisory Agreements?

A: The terms and conditions of the New Sub-Advisory Agreements are substantially identical to those of the Current Sub-Advisory Agreements, and differ (with the exception of certain fee arrangements under the New Sub-Advisory Agreement for the InfraCap MLP ETF (the “New InfraCap Agreement”) that are described below) only with respect to the new effective date and termination date of each of the New Sub-Advisory Agreements.

With respect to the InfraCap MLP ETF, the New InfraCap Agreement has been revised to change the structure, but not the amount, of the fee arrangements by and among the Fund, the Adviser and Infrastructure Capital Advisors, LLC (“InfraCap”), the InfraCap MLP ETF’s Sub-Adviser, to be consistent with the Trust’s other sub-advisory fee arrangements. In this regard, InfraCap has agreed to become responsible for paying the management fee that the InfraCap MLP ETF owes to the Adviser under the New Advisory Agreement (the “Adviser’s Fee”), which is currently paid to the Adviser directly by the Fund. In order to provide InfraCap the resources to pay the Adviser’s Fee, the New InfraCap Agreement has been revised to increase the fee paid to InfraCap by an amount equal to the Adviser’s Fee. This change will not result in any increase in total advisory fees charged to the InfraCap MLP ETF or its shareholders, or result in any reduction or modification in the nature or level of services provided by the Adviser or InfraCap to the InfraCap MLP ETF. Instead, it only changes the structure of payment of the Adviser’s Fee so that it will be paid by the Sub-Adviser out of the fees received from the Fund rather than directly by the Fund, which is consistent with the Trust’s other sub-advisory fee arrangements.

Q: Will the approval of the New Agreements change the total aggregate fees payable by my Fund under the Current Agreements?

A: No. The total aggregate fees payable by each Fund to the Adviser and each Sub-Adviser under the applicable New Agreements will be the same as the fees paid under the applicable Current Agreements.

Q: How will the approval of the New Agreements change the management of the Funds?

A: It is contemplated that the current management of the Funds will not change with the approval of the New Agreements. Upon the approval of the New Agreements by each Fund’s respective shareholders, each Fund will continue to be managed by the Adviser and its Sub-Adviser, and it is expected that each Fund’s portfolio management team will remain the same.

Q: Who is eligible to vote?

A: Shareholders of record of each Fund at the close of business on March 30, 2015 are entitled to be present and to vote at the Meeting. Each share of record of a Fund is entitled to one vote (and a

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proportionate fractional vote for each fractional share) on each Proposal presented at the Meeting for that Fund.

Q: How do I ensure that my vote is accurately recorded?

A: You may attend the Meeting and vote in person or you may vote by telephone or Internet or complete and return the enclosed proxy card. Proxy cards that are properly signed, dated and received prior to the Meeting will be voted as specified. If you specify a vote on any Proposal, your proxy will be voted as you indicate, and any Proposals for which you are entitled to vote but for which no vote is specified will be voted FOR that Proposal. If you simply sign, date and return the proxy card, but do not specify a vote on any of the Proposals, your shares will be voted FOR all Proposals for which you are entitled to vote.

Q: May I revoke my proxy?

A: You may revoke your proxy at any time prior to use by filing with the Secretary of the Trust an instrument revoking the proxy prior to the Meeting, by submitting a proxy bearing a later date, or by attending and voting at the Meeting.

Q: What will happen if there are not enough votes to have the Meeting?

A: It is important that shareholders vote by telephone or Internet or complete and return signed proxy cards promptly, but no later than 11:59 p.m., Eastern time, on May 14, 2015, to ensure there is a quorum for the Meeting. You may be contacted by officers of the Trust or the Adviser, or by a proxy solicitor, who will remind you to vote your shares. If a Fund has not received sufficient votes to have a quorum at the Meeting or has not received enough votes to approve the New Agreements for that Fund, then the Meeting may be adjourned with respect to that Fund to a later date so we can continue to seek more votes.

Q: What happens if the Proposals are not approved?

A: If the Transaction has closed and a Proposal is not approved with respect to a Fund’s New Advisory Agreement and/or New Sub-Advisory Agreement, then an interim Advisory Agreement and/or interim Sub-Advisory Agreement, as applicable (each an “Interim Agreement”), will become effective with terms substantially identical to the terms of the applicable Current Agreement, except that any Interim Agreement will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction or shareholders’ approval of the New Advisory Agreement and/or a New Agreement and the fees under such Interim Agreement will be escrowed. If an Interim Agreement expires prior to shareholders approving the applicable New Agreement, then the Board will take such action as it deems to be in the best interests of the applicable Fund and the Adviser and/or Sub-Adviser, as applicable, will be paid the lesser of its costs incurred in performing its services under the Interim Agreement with respect to such Fund(s) or the total amount in the escrow account, plus interest earned. If the Transaction does not close or a Proposal is not approved with respect to a Fund’s New Agreements, then the Current Agreements for that Fund will remain effective. The Joint Proxy Statement contains additional information regarding the Interim Agreements.

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Q: Who will pay for the proxy solicitation?

A: Virtus and the Adviser’s Parent have agreed that NewCo will assume all costs, fees and expenses incurred by the Funds in connection with the Transaction and the proxy solicitation, including proxy solicitor fees, legal and accounting fees, the meeting fees of the Board for meetings held in connection with the Transaction, and other costs associated with the Transaction and the solicitation of proxies with respect to the Proposals. The Funds will not bear any of these costs.

Q: Whom should I call for additional information about the Joint Proxy Statement?

A: If you have any questions regarding the Joint Proxy Statement or completing and returning your proxy card, you can call 855-723-7821.

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ETFIS SERIES TRUST I

SPECIAL MEETING OF SHAREHOLDERS

To Be Held on May 15, 2015

JOINT PROXY STATEMENT

This Joint Proxy Statement is furnished in connection with the solicitation by the Board of Trustees (the “Board” or “Board of Trustees”) of ETFis Series Trust I, a Delaware statutory trust (the “Trust”) of proxies for use at the Special Meeting of Shareholders (the “Meeting”) of the InfraCap MLP ETF, the BioShares Biotechnology Products Fund and the BioShares Biotechnology Clinical Trials Fund (each a “Fund” and collectively, the “Funds”), each a series of the Trust, or at any adjournment thereof. The principal address of the Trust is 6 E. 39th Street, Suite 1003, New York, NY 10016. This Joint Proxy Statement and form of proxy were first mailed to shareholders on or about April 8, 2015.

The Meeting is being held for the purpose of considering the approval of a new investment advisory agreement and new investment sub-advisory agreements for the Funds as a result of a proposed transaction (the “Transaction”) between ETF Issuer Solutions, Inc. (the “Adviser’s Parent”), which is the sole member and owner of the Fund’s investment adviser, Etfis Capital LLC (the “Adviser”), and Virtus Partners, Inc., a Delaware corporation (“VPI”), whereby VPI will acquire a majority ownership interest in a new holding company (“NewCo”), which will wholly own the Adviser’s Parent and the Adviser, and Messrs. Smalley and Brown and certain other members of the Adviser’s management team will own the remaining equity of NewCo. Shareholders of record of each Fund as of the close of business on March 30, 2015 will be entitled to notice of and to vote at the Meeting or any adjournment thereof.

A proxy, if properly executed, duly returned and not revoked, will be voted in accordance with the specifications therein. A proxy that is properly executed but has no voting instructions with respect to a Proposal will be voted for that Proposal. A shareholder may revoke a proxy at any time prior to use by filing with the Secretary of the Trust an instrument revoking the proxy, by submitting a proxy bearing a later date, or by attending and voting at the Meeting.

The Board has determined that the use of this Joint Proxy Statement for the Meeting is in the best interests of each Fund and its shareholders in light of the similar matters being considered and voted on by each Fund’s shareholders.

The Trust has retained Alliance Advisors, LLC (“Alliance”) to solicit proxies for the Meeting. Alliance is responsible for printing proxy cards, mailing proxy material to shareholders, soliciting brokers, custodians, nominees, fiduciaries and shareholders, tabulating the returned proxies and performing other proxy solicitation services. The anticipated cost of these services is approximately $5,100, and will be paid by the Adviser and/or NewCo.

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In addition to solicitation through the mail, proxies may be solicited by officers, employees and agents of the Trust without cost to the Funds, or by Alliance. Such solicitation may be by telephone, facsimile or otherwise. It is anticipated that banks, broker-dealers and other financial institutions will be requested to forward proxy materials to beneficial owners and to obtain approval for the execution of proxies. The Adviser’s Parent and VPI will reimburse brokers, custodians, nominees and fiduciaries for the reasonable expenses incurred by them in connection with forwarding solicitation material to the beneficial owners of shares held of record by such persons.

The following table indicates the Proposals of each Fund for which the votes of holders of shares are being solicited pursuant to this Joint Proxy Statement.

Fund	Proposal 1	Proposal 2	Proposal 3
InfraCap MLP ETF	X	X
BioShares Biotechnology Products Fund	X		X
BioShares Biotechnology Clinical Trials Fund	X		X

PROPOSAL 1:	TO APPROVE A PROPOSED NEW ADVISORY AGREEMENT by and between the Trust, on behalf of the Funds, and Etfis Capital LLC

Background. The Adviser is currently wholly owned by the Adviser’s Parent, which is the sole member of the Adviser. The Adviser’s Parent is controlled by William J. Smalley, who also serves as President, Chief Executive Officer and Secretary of the Trust, and Matthew B. Brown, who also serves as Chief Compliance Officer of the Trust. Brinton W. Frith serves as the Adviser’s President. The Adviser’s Parent is also the owner and sole member of ETF Distributors, LLC, which serves as the distributor for each Fund (the “Distributor”).

In addition to the Funds, the Trust currently has two additional series with effective registration statements, Tuttle Tactical Management U.S. Core ETF and InfraCap REIT Preferred ETF, and the Board has also approved contracts for and the registration of additional future series. As none of these series currently have public shareholders, they are not included in this Joint Proxy Statement.

Terms of the Transaction with Virtus. On January 24, 2015, the Adviser’s Parent and VPI entered into an Investment Agreement whereby VPI will acquire a majority equity ownership interest in the Adviser’s Parent and the Adviser.1 VPI is a wholly-owned subsidiary of Virtus Investment Partners, Inc. (Ticker: VRTS) (together with its affiliates, “Virtus”).

The consummation of the Transaction is subject to the satisfaction or waiver of various conditions, including, but not limited to: the completion of certain restructuring transactions involving the Adviser’s Parent, the Adviser and the Distributor; the fulfillment of pre-closing covenants in all material respects; compliance with certain financial covenants; obtaining certain approvals from a

1 Virtus will acquire a similar interest in the Distributor as part of the Transaction.

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regulatory body and the Trust’s Board; and the accuracy of representations and warranties made in the Investment Agreement at the time of closing.

Upon the completion of the Transaction, Virtus will own a majority of NewCo, a new holding company formed to own the Adviser’s Parent and the Adviser, and Messrs. Smalley and Brown and certain other members of the Adviser’s Management team will own the remaining equity of NewCo. It is contemplated that the Transaction will not result in any change to the objectives, strategies or management, or the total amount of fees, of any of the Funds. Following the closing of the Transaction, the Funds will continue to be managed by the Adviser and the sub-advisers (each, a “Sub-Adviser”) and the portfolio management team for each Fund is expected to remain the same. Further, the Adviser does not expect any interruption of, or change to, the Adviser’s daily business or operations as a result of the Transaction, except that Virtus plans to incorporate the Adviser into certain of Virtus’ compliance programs.

Information Concerning Virtus. Virtus Investment Partners, Inc. is a public company that operates a multi-manager asset management business and has substantial experience in the investment management and investment company industry, currently managing, on a collective basis among all of its affiliated subsidiary registered investment advisers, over $56.7 billion in assets (including over $43.9 billion in registered investment company assets). The Adviser expects that, among other things, the Transaction will raise the profile and visibility of the Funds, and have a positive impact on the operation and future growth of the Funds by making certain of Virtus’s resources, relationships and operational and distribution capabilities available to the Funds.

Assignment and Termination of the Current Advisory Agreement. Under the Investment Company Act of 1940, as amended (the “Investment Company Act”), a transaction that results in a change of control or management of an investment adviser is deemed an “assignment.” The Investment Company Act further provides that an investment advisory agreement will automatically terminate in the event of its assignment. Consummation of the Transaction will result in a “change of control” of the Adviser for purposes of the Investment Company Act and will result in an “assignment” and termination of the current investment advisory agreement between the Trust, on behalf of the Funds, and the Adviser (the “Current Advisory Agreement”).

The Board of Trustees recommends that each Fund’s shareholders approve the proposed new investment advisory agreement (the “New Advisory Agreement”) between the Trust, on behalf of the Funds, and the Adviser.

Section 15(f) of the Investment Company Act. The Transaction has been structured in reliance upon Section 15(f) of the Investment Company Act. Section 15(f) provides that when a change of control of an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection therewith as long as two conditions are satisfied. First, an “unfair burden” (as defined in the Investment Company Act, including any interpretations or no-action letters of the Securities and Exchange Commission (the “SEC”) or the staff of the SEC) must not be imposed upon the investment company as a result of the transaction relating to the change of control, or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” includes any arrangement during the two-year period after the

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change of control whereby the investment adviser (or predecessor or successor advisor), or any “interested person” (as defined under the Investment Company Act) of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company (other than fees for bona fide principal underwriting services). Under the terms of the Investment Agreement, Virtus acknowledged the Adviser’s Parent’s reliance on Section 15(f) of the Investment Company Act and has agreed that it will, and will cause its affiliates to, refrain from imposing, or agreeing to impose, any unfair burden on any Fund.

The second condition is that, during the three-year period immediately following consummation of the Transaction, at least 75% of the Trust’s Board of Trustees must not be “interested persons” of the investment adviser or predecessor investment adviser within the meaning of the Investment Company Act. Because three of the Board’s four Trustees are not “interested persons” of the Adviser, the constitution of the Board of Trustees currently satisfies the foregoing condition. Under the terms of the Investment Agreement, no interested person of the Adviser within the meaning of the Investment Company Act may serve on the Board of Trustees of the Trust during such period if such service would cause this condition to be violated.

Current Advisory Agreement. The Adviser currently provides investment advisory services to each Fund pursuant to the Current Advisory Agreement. The Current Advisory Agreement is dated as of August 27, 2013. The Current Advisory Agreement was: (i) approved by the Board of Trustees, including a majority of the members of the Board of Trustees (individually, a “Trustee” and collectively, the “Trustees”) who are not interested persons, as defined in the Investment Company Act, of the Trust (the “Independent Trustees”), on August 27, 2013; (ii) submitted to and approved by shareholders of the Fund as of August 1, 2014; and (iii) ratified by the Board of Trustees, including a majority of the Independent Trustees, on August 26, 2014.

Pursuant to the Current Advisory Agreement, the Adviser receives a management fee equal to 0.075% of the daily average net assets of each Fund.

Comparison of Current Advisory Agreement and New Advisory Agreement. The terms and conditions of the New Advisory Agreement are substantially identical to those of the Current Advisory Agreement and differ only with respect to the effective date and termination date of the New Advisory Agreement.

Investment Management Services. As is the case under the Current Advisory Agreement, the Adviser is charged under the New Advisory Agreement with: (i) managing the investment and reinvestment of assets of each Fund; (ii) selecting the securities to be purchased, retained or sold by each Fund; (iii) upon making any purchase or sale decision, placing orders for the execution of such portfolio transactions; (iv) selecting Sub-Advisers for each Fund and supervising the activities of each Fund’s Sub-Adviser; (v) voting proxies for each Fund; and (vi) providing other administrative, managerial and oversight services to each Fund, all subject to the supervision of the Board of Trustees of the Trust and in accordance with the Investment Company Act, and any rules thereunder, and the investment objectives and policies of each Fund. In accordance with the Current Advisory Agreement, the Adviser has, with the approval of the Board of Trustees,

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delegated the services under clauses (i) – (iii) with the respect to each Fund to the Fund’s Sub-Adviser.

Fees. Under the New Advisory Agreement, the Adviser will receive a fee for each Fund, computed and accrued daily and paid monthly, at an annual rate of 0.075% of the average daily net assets of the Fund, which is the same fee that the Adviser currently receives under the Current Advisory Agreements. During the fiscal year ended October 31, 2014, the Adviser was paid $238.63 in advisory fees by the InfraCap MLP ETF.

Engagement of Sub-Advisers. Upon the successful closing of the Transaction, the Adviser will delegate its obligations under the New Advisory Agreement with respect to the investment management of each Fund to the Fund’s Sub-Adviser under a proposed new sub-advisory agreement (each, a “New Sub-Advisory Agreement”), by and among the Trust, on behalf of the applicable Fund, the Adviser and the Sub-Adviser to the Fund, in the same manner as the Adviser has currently delegated such obligations pursuant to the Current Sub-Advisory Agreements.

Continuance. If the New Advisory Agreement is approved by shareholders of a Fund, it will become effective with respect to that Fund upon the consummation of the Transaction. The New Advisory Agreement will remain in force for an initial term of two years, and from year to year thereafter, subject to annual approval by: (1) the Board of Trustees, or (2) a vote of a majority (as defined in the Investment Company Act) of the outstanding shares of the Fund. In either event, continuance of the New Advisory Agreement must also be approved by a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting on the continuance.

Termination. The New Advisory Agreement may be terminated at any time, on 60 days’ written notice, without the payment of any penalty, by the Board of Trustees, by a vote of a majority of the outstanding voting shares of the Fund, or by the Adviser. The New Advisory Agreement automatically terminates in the event of its assignment, as defined by the Investment Company Act and the rules thereunder.

Limitation of Liability. The New Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or for any loss suffered by the Trust or the Fund in connection with the matters to which the Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of, or from reckless disregard by it of its obligation and duties under the agreement.

In the event the Transaction is not consummated for any reason, the Adviser will continue to serve as the investment adviser to each Fund pursuant to the terms of the Current Advisory Agreement.

The form of the proposed New Advisory Agreement is attached as Exhibit A. The descriptions of the New Advisory Agreement set forth in this Joint Proxy Statement are qualified in their entirety by reference to Exhibit A.

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Interim Advisory Agreement. In the event shareholders of one or more Fund(s) do not approve the New Advisory Agreement prior to the closing of the Transaction, an interim Investment Advisory Agreement between the Trust, on behalf of the applicable Fund(s), and the Adviser (the “Interim Advisory Agreement”) will take effect upon the closing of the Transaction. The Board, including the Independent Trustees, unanimously approved the Interim Advisory Agreement at the February 19, 2015 meeting in order to ensure continuity of investment advisory services to the Funds under such circumstances. The terms of the Interim Advisory Agreement are substantially identical to those of the Current Advisory Agreement and New Advisory Agreement, except for the term and escrow provisions described below.

Term of Interim Advisory Agreement. The Interim Advisory Agreement will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction (the “150-day period”) or, with respect to each Fund, when shareholders of that Fund, approve the New Advisory Agreement.

Escrow Provisions of the Interim Advisory Agreement. Pursuant to Rule 15a-4 under the Investment Company Act, compensation earned by the Adviser under the Interim Advisory Agreement will be held in an interest-bearing escrow account. If shareholders of a Fund approve the New Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Advisory Agreement with respect to that Fund will be paid to the Adviser. If shareholders of a Fund do not approve the New Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of such Fund(s), and the Adviser will be paid the lesser of its costs incurred in performing its services under the Interim Advisory Agreement with respect to such Fund(s) or the total amount in the escrow account, plus interest earned.

Evaluation by the Board of Trustees

The Investment Company Act requires that the Board of Trustees, including the Trustees who are not “interested persons” of the Adviser or Sub-Advisers (“Independent Trustees”), review each Fund’s advisory contracts and consider whether to approve them and recommend that shareholders of each Fund approve them. At in-person meetings on August 27, 2013, August 26, 2014 and November 18, 2014 the Board, including the Independent Trustees, reviewed and considered the initial approval/ratification of the Current Advisory Agreement with respect to, respectively, the InfraCap MLP ETF (“InfraCap Fund”) and the BioShares Biotechnology Products Fund and BioShares Biotechnology Clinical Trials Fund (together, the “BioShares Funds”). In a telephonic meeting on February 13, 2015, and at an in-person meeting on February 19, 2015, the Board considered and reviewed the approval of the New Advisory Agreement for the Funds, pursuant to which the Advisor would provide the Funds with the same services on substantially the same terms.

At the February 19, 2015 meeting, Board noted that at the 2014 meetings it had engaged in the same evaluation process of the Funds’ Current Advisory Agreement as is now required with respect to the Funds’ New Advisory Agreement. The Adviser represented to the Board that there had been no material changes or developments relating to it since the approval of the Current Advisory Agreement, other than changes subsequently reported to the Board. In light of the

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proximity of the Board’s consideration of the approval of the Current Advisory Agreement and its ongoing oversight of the Adviser, the Board determined that it was not necessary to repeat in toto all aspects of its review of the Adviser. Thus, in considering whether to approve the New Advisory Agreement for the Funds, the Board focused on the effect that the Transaction would likely have on Adviser and the Funds.

In advance of the February 19, 2015 meeting, the Board requested and received detailed information from the Adviser and Virtus regarding the Transaction. In addition, at the February 19 in-person meeting, representatives of the Adviser and Virtus made presentations regarding the Transaction and its anticipated effects on the Funds and their advisory arrangements. The information requested and received by the Board, among other information, included the following:

•	A description of the Transaction, including its effects on the Adviser, Trust, Funds, Board, and any proposed changes to the Board, Trust or Funds, including fee structures;
•	Information regarding the financial resources of Virtus and the Adviser’s capital structure after the Transaction, including confirmation that the Adviser would be able to provide at least the same scope and quality of services to the Funds;
•	Information regarding the Adviser’s due diligence process with respect to Virtus;
•	Information regarding Virtus’ experience in the asset management industry and with respect to registered investment companies, in particular;
•	Virtus’ strategic plans for the Adviser following the Transaction;
•	Information regarding the extent to which Virtus personnel expect to be involved in the Adviser’s day-to-day operations following the Transaction;
•	Information regarding the anticipated impact of the Transaction on the Adviser’s compliance function, including the additional compliance resources to be made available to the Adviser following the Transaction;
•	A description of potential changes to the Trust’s advisory arrangements in connection with the Transaction;
•	A description of expected enhancements following the Transaction to the distribution and marketing efforts of the Adviser with respect to the Funds;
•	Information regarding the ownership of the Adviser following the Transaction, including the continuing ownership stake of management personnel in the Adviser; and
•	Verification of the continuation of the Trust’s fidelity bond and Trustees’ insurance coverage following the Transaction.

Throughout their deliberations, the Trustees were assisted by counsel, who provided the Board with a memorandum regarding its responsibilities with respect to the approval of the New Advisory Agreement. At the February 19, 2015 meeting, the Independent Trustees were advised by independent counsel.

After reviewing and considering such information and materials as they deemed necessary, and after consultation by the Independent Trustees with their independent counsel, the Board of Trustees, with the Independent Trustees voting separately, unanimously approved the New Advisory Agreement and recommended approval of the New Advisory Agreement to the Fund's shareholders.

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In determining whether to approve the New Advisory Agreement, the Trustees considered the best interests of each Fund separately. With respect to the InfraCap Fund, the Board considered its review of the Current Advisory Agreement on August 27, 2013 and August 26, 2014 and the information received in connection with its February 19, 2015 meeting. With respect to the BioShares Funds, the Board considered its review of the Current Advisory Agreement on November 18, 2014 and the information received in connection with its February 19, 2015 meeting. In each instance the Board considered, among other things: (1) the nature, extent and quality of the services to be provided by the Adviser; (2) the performance of the Funds; (3) the costs of the services to be provided and profits to be realized by the Adviser from its relationship with the Fund, as well as fee rates charged by the Adviser and other advisers for comparable strategies; (4) the extent to which economies of scale may be realized as the Fund grows and whether management fee levels reflect these economies of scale for the benefit of the Fund’s investors; (5) other benefits to be derived by the Adviser from its relationship with the Fund; and (6) the likely effects of the Transaction with Virtus on the Fund and its shareholders.

Nature, Extent and Quality of Services. With respect to the approval of the New Advisory Agreement for each Fund, the Board considered representations by the Adviser and Virtus that the Transaction will not result in any adverse impact or changes to: the personnel involved in the management of the Funds; the Adviser’s efforts to enhance distribution of the Funds’ shares and add new series; or the Funds’ service providers or sub-advisors. The Board also considered the representation by the Adviser and Virtus that the Adviser’s compliance function would be enhanced following the Transaction. The Board further considered the Adviser’s representation that there had been no material changes or developments regarding it that had not previously been reported to the Board, other than the Transaction, since the Board’s consideration of the Current Advisory Agreement on August 26, 2014 (for the InfraCap Fund) and November 18, 2014 (for the BioShares Funds). Based on the foregoing information, the Board concluded that the nature, extent and quality of the management and advisory services to be provided by the Adviser were appropriate for each Fund and, thus, determined to approve the New Advisory Agreement with respect to each Fund.

Investment Performance. The Board considered comparative information regarding each Fund’s investment performance relative to its benchmark index(es) and peer group in connection with the approval of the New Advisory Agreement. In this regard, among other things, the Board noted that each Fund only had a very short operating history to date, but was performing competitively against its benchmark and peers. The Board also noted that the Adviser expressed general satisfaction with the performance of each Fund, including trading activity in the Funds’ shares.

Cost of Services and Projected Profits of the Adviser with respect to the Funds. In analyzing the cost of services and profitability of the Adviser by Fund, the Board considered that the Transaction would result in no changes to the aggregate fees charged to any Fund: under the New Advisory Agreement, each Fund would pay the same aggregate fee rate to the Adviser and applicable Sub-Adviser as it currently pays in the existing advisory arrangements. Further, the Board noted that the Adviser does not charge any other clients a lower fee rate for similar strategies and that other vehicles offering comparable strategies have similar fee levels. Based on the foregoing information, the Board concluded that the profitability levels would be reasonable in light of the services to be performed by the Adviser.

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Economies of Scale. The Board considered that each Fund was only recently launched and remains relatively small. Accordingly, the Board determined that economies of scale were not a material factor at this time in its approval of the New Advisory Agreement.

Other Benefits Derived by the Adviser from its Relationship with the Funds. The Board considered that (other than the advisory fee) there are no material “fall-out” or ancillary benefits that accrue to the Adviser as a result of its relationship with each Fund. Further, the Board noted that no such benefits are expected as a result of the Transaction. Based on the foregoing information, the Board concluded that such potential benefits are immaterial to its consideration and approval of the New Advisory Agreement.

Likely Effect of the Transaction. The Board considered the anticipated effect of the Transaction on the Adviser and the Funds. In this regard, among other things, the Board noted that the manner in which each Fund’s assets are managed would not change as a result of the Transaction, and the same people who currently manage a Fund’s assets are expected to continue to do so after the Transaction. Further, the Board noted that the material terms of the New Advisory Agreement are substantially identical to those of the Current Advisory Agreement. The Board also observed that the Adviser would be in a stronger financial position after the Transaction to continue to provide high-quality advisory services to the Funds and that Virtus has significant experience in the investment management industry, including with respect to distributing registered investment company shares, which may positively contribute to the growth of the Funds. Additionally, the Board considered that Fund shareholders would not bear any costs in connection with the Transaction.

Following its consideration of all of the foregoing, the Board of Trustees unanimously approved the New Advisory Agreement and recommended approval of the New Advisory Agreement by shareholders of each Fund. No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve the New Advisory Agreement and recommend approval to the Fund’s shareholders. Rather, the Trustees concluded, in light of their weighing and balancing all factors, that approval of the New Advisory Agreement was in the best interests of each Fund and its shareholders.

To ensure continuity of advisory services, the Trustees, including the Independent Trustees, also unanimously approved the Interim Advisory Agreement. If necessary, the Interim Advisory Agreement will take effect upon the closing of the Transaction with respect to any Fund whose shareholders have not yet approved the New Advisory Agreement. The terms of the Interim Advisory Agreement are substantially identical to those of the Current Advisory Agreement and the New Advisory Agreement, except that the duration of the Interim Advisory Agreement is limited and fees paid under the Agreement would be escrowed, all as described above.

Shareholder Approval

To become effective with respect to a Fund, the vote of a majority of the outstanding shares of the Fund is required for approval of the New Advisory Agreement. The vote of a majority of the outstanding shares of a Fund means the vote of the lesser of: (1) 67% or more of the shares of the Fund present or represented by proxy at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (2) more than 50% of the

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outstanding shares of the Fund. For purposes of determining the approval of the New Advisory Agreement, abstentions and broker non-votes will have the same effect as shares voted against the Proposal.

The Board of Trustees recommends that shareholders of each Fund vote FOR the New Advisory Agreement.

PROPOSAL 2:	TO APPROVE, WITH RESPECT TO THE INFRACAP MLP ETF, A PROPOSED NEW SUB-ADVISORY AGREEMENT BETWEEN THE TRUST, THE ADVISER AND INFRASTRUCTURE CAPITAL ADVISORS, LLC

Current Sub-Advisory Agreement. Infrastructure Capital Advisors, LLC, a New York limited liability company (“InfraCap”), currently provides investment sub-advisory services to the InfraCap MLP ETF (the “InfraCap Fund”) pursuant to a Sub-Advisory Agreement dated as of August 1, 2014 (the “Current InfraCap Agreement”). The Current InfraCap Agreement was: (i) approved by the Board of Trustees, including a majority of the members of the Board of Trustees (individually, a “Trustee” and collectively, the “Trustees”) who are not interested persons, as defined in the Investment Company Act, of the Trust (the “Independent Trustees”), on August 27, 2013; (ii) submitted to and approved by shareholders of the InfraCap Fund as of August 1, 2014; and (iii) ratified by the Board of Trustees, including a majority of the Independent Trustees, on August 26, 2014.

Under the Current InfraCap Agreement, InfraCap receives from the InfraCap Fund a fee, computed and accrued daily and paid monthly, at an annual rate of 0.875% of the average daily net assets of the InfraCap Fund, which fee is structured as a “unified fee”. This means that, in exchange for the sub-advisory fee, InfraCap is currently responsible for paying all of the expenses of the InfraCap Fund except for the Adviser’s management fee, InfraCap’s fee, payments under the InfraCap Fund’s 12b-1 plan (if any), brokerage expenses, taxes, interest, litigation expenses and other non-routine and extraordinary expenses of the InfraCap Fund.

During the fiscal year ended October 31, 2014, the InfraCap Fund paid to InfraCap sub-advisory fees of $2,784.06.

Assignment and Termination of the Current InfraCap Agreement. By its terms, the Current InfraCap Agreement will terminate upon the termination of the Current Advisory Agreement (which, as discussed above, will terminate upon the closing of the Transaction).

Comparison of Current Advisory Agreement to New Sub-Advisory Agreement. The terms of the proposed new Sub-Advisory Agreement for the InfraCap Fund (the “New InfraCap Agreement”) are substantially identical to those of the Current InfraCap Agreement, and differ only with respect to the effective date and termination date of the New InfraCap Agreement and the fee provisions described below.

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Investment Management Services. As stated above, upon the successful closing of the Transaction, the Adviser will delegate its obligations under the New Advisory Agreement with respect to the investment management of the InfraCap Fund to InfraCap under the New InfraCap Agreement in the same manner as the Adviser has currently delegated such obligations pursuant to the Current InfraCap Agreement. As is the case under the Current InfraCap Agreement, InfraCap is charged under the New InfraCap Agreement with: (i) managing the investment and reinvestment of assets of the InfraCap Fund; (ii) determining the securities to be purchased, retained or sold by the InfraCap Fund; and (iii) upon making any purchase or sale decision, placing orders for the execution of such portfolio transactions; (iv) voting proxies on behalf of the InfraCap Fund; and (v) providing other administrative, managerial and oversight services to the InfraCap Fund, all subject to the supervision of the Adviser and the Board of Trustees of the Trust and in accordance with the Investment Company Act and any rules thereunder, and the investment objectives and policies of the InfraCap Fund.

Fees. InfraCap has agreed, under the New InfraCap Agreement, to be responsible for paying the management fee that the InfraCap Fund owes to the Adviser under the New Advisory Agreement (the “Adviser’s Fee”). The Adviser’s Fee, which is computed and accrued daily and paid monthly, is equal to an annual rate of 0.075% of the average daily net assets of the InfraCap Fund. Accordingly, the New InfraCap Agreement differs from the Current InfraCap Agreement as follows:

•	following the date that the New InfraCap Agreement becomes effective, InfraCap will be responsible for paying the Adviser’s Fee; and
•	the management fee paid to InfraCap under the New InfraCap Agreement has been increased by 0.075% (i.e., an amount equal to the Adviser’s Fee) from 0.875% to 0.95%.

The New InfraCap Agreement also differs from the Current InfraCap Agreement with respect to the effective date and termination date of the New InfraCap Agreement. None of the above changes will result in any increase in total advisory fees charged to the InfraCap Fund or its shareholders, or result in any reduction or modification in the nature or level of services provided by the Adviser or InfraCap to the InfraCap Fund.

As is the case under the Current InfraCap Agreement, under the New InfraCap Agreement, the fee paid to InfraCap is structured as a “unified fee”, and, in exchange for the sub-advisory fee, InfraCap is responsible for paying all of the expenses of the InfraCap Fund except for InfraCap’s fee, payments under the InfraCap Fund’s 12b-1 plan (if any), brokerage expenses, taxes, interest, litigation expenses and other non-routine and extraordinary expenses of the InfraCap Fund. This is the same fee arrangement under the Current InfraCap Agreement, except that, as stated above, InfraCap is also responsible under the New InfraCap Agreement for paying the Adviser’s Fee.

The following table summarizes the advisory fees paid by the InfraCap Fund to the Adviser and Sub-Adviser through October 31, 2014, the most recent fiscal year end of the InfraCap Fund.

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Fund	Advisory Fees	Sub-Advisory Fees	Total Fees
Actual Fees	$238.63	$2,784.06	$3,022.69
Pro-Forma Fees		$3,022.69*	$3,022.69

* The $3,022.69 paid to the Sub-Adviser would be a “unified fee” out of which the Adviser would be entitled to be paid $238.63.

Continuance. If the New InfraCap Agreement is approved by shareholders of the InfraCap Fund, it will become effective upon the consummation of the Transaction. The New InfraCap Agreement will remain in force for an initial term of two years, and from year to year thereafter, subject to annual approval by: (1) the Board of Trustees, or (2) a vote of a majority (as defined in the Investment Company Act) of the outstanding shares of the InfraCap Fund. In either event, continuance of the New InfraCap Agreement must also be approved by a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting on the continuance.

Termination. The New InfraCap Agreement may be terminated at any time, on 60 days’ written notice, without the payment of any penalty, by the Board of Trustees, by a vote of a majority of the outstanding voting shares of the InfraCap Fund, or by the Adviser. The New InfraCap Agreement will automatically terminate in the event of its assignment, as defined by the Investment Company Act and the rules thereunder, or if the New Advisory Agreement is terminated.

Limitation of Liability. The New InfraCap Agreement provides that InfraCap shall not be liable for any error of judgment or for any loss suffered by the Trust or the InfraCap Fund in connection with the matters to which the Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of, or from reckless disregard by it of its obligation and duties under the agreement.

In the event the Transaction is not consummated for any reason, InfraCap will continue to serve as the investment sub-adviser to the InfraCap Fund pursuant to the terms of the Current InfraCap Agreement.

The form of the proposed New InfraCap Agreement is attached as Exhibit B. The descriptions of the New InfraCap Agreement set forth in this Joint Proxy Statement are qualified in their entirety by reference to Exhibit B.

Interim Sub-Advisory Agreement. In the event shareholders of a the InfraCap Fund do not approve the New InfraCap Agreement prior to the closing of the Transaction, an interim Sub-Advisory Agreement by and among the Trust, on behalf of the InfraCap Fund, the Adviser and InfraCap (the “Interim InfraCap Agreement”) will take effect upon the closing of the Transaction. The Board, including the Independent Trustees, unanimously approved the Interim InfraCap Agreement at the February 19, 2015 meeting in order to assure continuity of investment advisory services to the InfraCap Fund following the Transaction. The terms of the Interim InfraCap Agreement are substantially identical to those of the Current InfraCap Agreement, except for the term and escrow provisions described below.

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Term of Interim InfraCap Agreement. The Interim InfraCap Agreement will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction (the “150-day period”) or when shareholders of the InfraCap Fund approve the New InfraCap Agreement.

Escrow Provisions of the Interim InfraCap Agreement. Pursuant to Rule 15a-4 under the Investment Company Act, compensation earned by InfraCap under the Interim InfraCap Agreement will be held in an interest-bearing escrow account. If shareholders of the InfraCap Fund approve the New InfraCap Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim InfraCap Agreement will be paid to InfraCap. If shareholders of the InfraCap Fund do not approve the New InfraCap Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the InfraCap Fund, and InfraCap will be paid the lesser of its costs incurred in performing its services under the Interim InfraCap Agreement or the total amount in the escrow account, plus interest earned.

Evaluation by the Board of Trustees

The Investment Company Act requires that the Board of Trustees, including the Independent Trustees, review each Fund’s advisory contracts and consider whether to approve them and recommend that shareholders of each Fund approve them. At in-person meetings on August 27, 2013 and August 26, 2014, the Board, including the Independent Trustees, reviewed, considered and ratified the initial approval of the Current InfraCap Agreement for the InfraCap Fund. In a telephonic meeting on February 13, 2015 and at an in-person meeting on February 19, 2015, the Board considered and reviewed the approval of the New InfraCap Agreement for the Fund, pursuant to which InfraCap would provide the Fund with the same services on substantially the same terms.

At the February 19, 2015 meeting, Board noted that at the 2013 and 2014 meetings it had engaged in the same evaluation process of the Current InfraCap Agreement as is now required with respect to the New InfraCap Agreement. InfraCap represented to the Board that there had been no material changes or developments relating to it since the approval of the Current InfraCap Agreement, other than changes subsequently reported to the Board. In light of the proximity of the Board’s consideration of the approval of the Current InfraCap Agreement and its ongoing oversight of InfraCap, the Board determined that it was not necessary to repeat in toto all aspects of its review of InfraCap. Thus, in considering whether to approve the New InfraCap Agreement for the InfraCap Fund, the Board focused on the effect that the Transaction would likely have on InfraCap and the InfraCap Fund.

In advance of the February 19, 2015 meeting, the Board requested and received detailed information from the Adviser and Virtus regarding the Transaction and requested and received information from InfraCap. In addition, at the February 19 in-person meeting, representatives of the Adviser and Virtus made presentations regarding the Transaction and its anticipated effects on the InfraCap Fund and its advisory arrangements. The information requested and received by the Board regarding the Transaction, among other information, was extensive and is detailed earlier in the Joint Proxy Statement.

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Throughout their deliberations, the Trustees were assisted by counsel, who provided the Board with a memorandum regarding its responsibilities with respect to the approval of the New Advisory Agreement. At the February 19, 2015 meeting, the Independent Trustees were advised by independent counsel.

After reviewing and considering such information and materials as they deemed necessary, and after consultation by the Independent Trustees with their independent counsel, the Board of Trustees, with the Independent Trustees voting separately, unanimously approved the New InfraCap Agreement and recommended approval of the New InfraCap Agreement to the InfraCap Fund's shareholders.

In determining whether to approve the New InfraCap Agreement, the Trustees considered the best interests of the InfraCap Fund. The Board considered its review of the Current InfraCap Agreement on August 27, 2013 and August 26, 2014, and the information received in connection with its February 19, 2015 meeting. On each occasion, the Board considered, among other things: (1) the nature, extent and quality of the services to be provided by InfraCap; (2) the costs of the services to be provided and profits to be realized by InfraCap from its relationship with the InfraCap Fund, as well as fee rates charged by InfraCap and other advisers for comparable strategies; (3) the extent to which economies of scale may be realized as the InfraCap Fund grows and whether management fee levels reflect these economies of scale for the benefit of the InfraCap Fund’s investors; (4) other benefits to be derived by InfraCap from its relationship with the InfraCap Fund; and (5) the likely effects of the Transaction on the InfraCap Fund and its shareholders. In addition, at the February 19 meeting, the Board considered the performance of the InfraCap Fund.

Nature, Extent and Quality of Services. With respect to the approval of the New InfraCap Agreement, the Board considered InfraCap’s representation that there had been no material changes or developments regarding it that had not previously been reported to the Board, since the Board’s consideration of the Current InfraCap Agreement on August 27, 2013 and August 26, 2014. Based on the foregoing information and a review of the information provided by InfraCap in support of the Current InfraCap Agreement, the Board concluded that the nature, extent and quality of the management and advisory services to be provided by InfraCap were appropriate for the InfraCap Fund and, thus, determined to approve the New InfraCap Agreement.

Investment Performance. The Board considered comparative information regarding the InfraCap Fund’s investment performance relative to its benchmark index and peer group in connection with the approval of the New InfraCap Agreement. In this regard, among other things, the Board noted that the InfraCap Fund only had a very short operating history to date, but was performing competitively against its benchmark and peers. The Board also noted that the Adviser expressed general satisfaction with the performance of the InfraCap Fund, including trading activity in the InfraCap Fund’s shares.

Cost of Services and Projected Profits of the Adviser with respect to the InfraCap Fund. In analyzing the cost of services and profitability of InfraCap, the Board considered that the Transaction would result in no changes to the aggregate fees charged to the InfraCap Fund under the New Advisory Agreement and the New InfraCap Agreement, and the InfraCap Fund would pay the same aggregate fee rate to the Adviser and InfraCap as it currently pays in the existing

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advisory arrangements. Further, the Board noted that InfraCap does not charge any similar client a lower fee rate for similar strategies and that other investment vehicles offering comparable strategies have similar fee levels. The Board also considered that InfraCap had agreed, under the New InfraCap Agreement, to be responsible, for so long as the New InfraCap Agreement is in effect, for paying the management fee that the InfraCap Fund owes to the Adviser under the New Advisory Agreement (the “Adviser’s Fee”), and that, as a result, the management fee paid to InfraCap under the New InfraCap Agreement would be increased by 0.075% (i.e., an amount equal to the Adviser’s Fee) from 0.875% to 0.95%. The Board noted that this change to the fee arrangement would not result in any increase in total advisory fees charged to the InfraCap Fund or its shareholders, or result in any reduction or modification in the nature or level of services provided by the Adviser or InfraCap to the InfraCap Fund. Further, the Board noted that the new InfraCap Agreement would not result in any reduction in the ability of the Board or the Adviser to oversee InfraCap’s performance under the New InfraCap Agreement because, among other things, the Board and the Adviser would retain the ability to terminate the New InfraCap Agreement and the Adviser would remain entitled to receive its management fee notwithstanding any such termination.

Based on the foregoing information, the Board concluded that the profitability level of the InfraCap Fund to InfraCap would not be unreasonable in light of the services to be provided by InfraCap under the New InfraCap Agreement.

Economies of Scale. The Board considered that the InfraCap Fund was only recently launched and remains relatively small. Accordingly, the Board determined that economies of scale were not a material factor at this time in its approval of the New InfraCap Agreement.

Other Benefits Derived by the Adviser from its Relationship with the InfraCap Fund. The Board considered that (other than the sub-advisory fee) there are no material “fall-out” or ancillary benefits that accrue to InfraCap as a result of its relationship with the InfraCap Fund. Further, the Board noted that no such benefits are expected as a result of the Transaction. Based on the foregoing information, the Board concluded that such potential benefits are immaterial to its consideration and approval of the New InfraCap Agreement.

Likely Effect of the Transaction. The Board considered the anticipated effect of the Transaction on the InfraCap Fund. In this regard, among other things, the Board noted that the manner in which its assets are managed would not change as a result of the Transaction, and the same people who currently manage its assets are expected to continue to do so after the Transaction. Further, the Board noted that the material terms of the New InfraCap Agreement are substantially identical to those of the Current InfraCap Agreement. The Board also observed that, following the Transaction, the InfraCap Fund would have access to enhanced distribution capabilities.

Following its consideration of all of the foregoing, the Board of Trustees unanimously approved the New InfraCap Agreement and recommended approval of the New InfraCap Agreement by shareholders of the InfraCap Fund. No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve the New InfraCap Agreement and recommend approval to the InfraCap Fund’s shareholders. Rather, the Trustees concluded, in light of their weighing and balancing of all factors, that approval of the New InfraCap Agreement was in the best interests of the InfraCap Fund and its shareholders.

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To ensure continuity of advisory services, the Trustees, including the Independent Trustees, also unanimously approved the Interim InfraCap Agreement. If necessary, the Interim InfraCap Agreement will take effect upon the closing of the Transaction if shareholders have not yet approved the New InfraCap Agreement. The terms of the Interim InfraCap Agreement are identical to those of the Current InfraCap Agreement and substantially identical to those of the New InfraCap Agreement, except the duration of the Interim InfraCap Agreement is limited and fees paid under the Agreement would be escrowed, all as described above.

Shareholder Approval

The vote of a majority of the outstanding shares of the InfraCap Fund is required for approval of the New InfraCap Agreement. The vote of a majority of the outstanding shares of the InfraCap Fund means the vote of the lesser of: (1) 67% or more of the shares of the InfraCap Fund present or represented by proxy at the Meeting, if the holders of more than 50% of the outstanding shares of the InfraCap Fund are present or represented by proxy, or (2) more than 50% of the outstanding shares of the InfraCap Fund. For purposes of determining the approval of the New InfraCap Agreement, abstentions and broker non-votes will have the same effect as shares voted against the Proposal.

The Board of Trustees recommends that shareholders of the InfraCap MLP ETF vote FOR the New InfraCap Agreement.

PROPOSAL 3:	To approve, with respect to each of the BioShares Biotechnology Products Fund and the BioShares Biotechnology Clinical Trials Fund, a proposed new Investment Sub-Advisory Agreement among the Trust, the Adviser and LifeSci index Partners, LLC

Current Sub-Advisory Agreement. LifeSci Index Partners, LLC, a Delaware limited liability company (“LifeSci”), currently provides investment sub-advisory services to each of the BioShares Biotechnology Products Fund and the BioShares Biotechnology Clinical Trials Fund (each a “BioShares Fund” and together the “BioShares Funds”) pursuant to a Sub-Advisory Agreement dated as of December 1, 2014 (each such Sub-Advisory Agreement, a “Current LifeSci Agreement”, and together, the “Current LifeSci Agreements”). The Current LifeSci Agreements were initially approved by the Board of Trustees, including a majority of the members of the Independent Trustees, on November 18, 2014.

Under each Current LifeSci Agreement, LifeSci receives from the applicable BioShares Fund a fee, computed and accrued daily and paid monthly, at an annual rate of 0.85% of the average daily net assets of the BioShares Fund, which fee is structured as a “unified fee”. This means that, in exchange for the sub-advisory fee, LifeSci is responsible for paying all of the expenses of the BioShares Fund except for LifeSci’s fee, payments under the BioShares Fund’s 12b-1 plan (if any), brokerage expenses, taxes, interest, litigation expenses and other non-routine and extraordinary expenses of the BioShares Fund.

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The BioShares Funds did not pay any fees to LifeSci during the fiscal year ended October 31, 2014.

Assignment and Termination of the Current LifeSci Agreements. By their terms, the Current LifeSci Agreements will terminate upon the termination of the Current Advisory Agreement (which, as discussed above, will terminate upon the closing of the Transaction).

Comparison of Current Advisory Agreement to New Sub-Advisory Agreement. The terms of the proposed New Sub-Advisory Agreements for the BioShares Funds (each, a “New LifeSci Agreement” and together, the “New LifeSci Agreements”) are substantially identical to those of the Current LifeSci Agreements, and differ only with respect to the effective date and termination date of the New LifeSci Agreements.

Investment Management Services. As stated above, upon the successful closing of the Transaction, the Adviser will delegate its obligations under the New Advisory Agreement with respect to the investment management of each BioShares Fund to LifeSci under the New LifeSci Agreement for the applicable BioShares Fund in the same manner as the Adviser has currently delegated such obligations pursuant to the Current LifeSci Agreement for the applicable BioShares Fund. As is the case under the Current LifeSci Agreements, LifeSci is charged under each New LifeSci Agreement with: (i) managing the investment and reinvestment of assets of the applicable BioShares Fund; (ii) determining the securities to be purchased, retained or sold by the applicable BioShares Fund; and (iii) upon making any purchase or sale decision, placing orders for the execution of such portfolio transactions; (iv) voting proxies on behalf of the applicable BioShares Fund; and (v) providing other administrative, managerial and oversight services to the applicable BioShares Fund, all subject to the supervision of the Adviser and the Board of Trustees of the Trust and in accordance with the Investment Company Act, and any rules thereunder, and the investment objectives and policies of the applicable BioShares Fund.

Fees. Under each New LifeSci Agreement, the Sub-Adviser will receive from the applicable BioShares Fund a fee, computed and accrued daily and paid monthly, at an annual rate of 0.85% of the average daily net assets of the BioShares Fund, which fee is structured as a “unified fee”. This means that, in exchange for the sub-advisory fee, LifeSci is responsible for paying all of the expenses of the BioShares Fund (including, without limitation, the Adviser’s fee) except for LifeSci’s fee, payments under the BioShares Fund’s 12b-1 plan (if any), brokerage expenses, taxes, interest, litigation expenses and other non-routine and extraordinary expenses of the BioShares Fund. This is the same fee arrangement under the Current LifeSci Agreements.

Continuance. If the New LifeSci Agreement is approved by shareholders of a BioShares Fund, it will become effective with respect to that BioShares Fund upon the consummation of the Transaction. Each New LifeSci Agreement will remain in force for an initial term of two years, and from year to year thereafter, subject to annual approval by: (1) the Board of Trustees, or (2) a vote of a majority (as defined in the Investment Company Act) of the outstanding shares of the BioShares Fund. In either event, continuance of each New LifeSci Agreement must also be approved by a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting on the continuance.

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Termination. Each New LifeSci Agreement may be terminated at any time, on 60 days’ written notice, without the payment of any penalty, by the Board of Trustees, by a vote of a majority of the outstanding voting shares of the applicable BioShares Fund, or by the Adviser. Each New LifeSci Agreement will automatically terminate in the event of its assignment, as defined by the Investment Company Act and the rules thereunder, or if the New Advisory Agreement is terminated.

Limitation of Liability. Each New LifeSci Agreement provides that LifeSci shall not be liable for any error of judgment or for any loss suffered by the Trust or the BioShares Funds in connection with the matters to which the Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of, or from reckless disregard by it of its obligation and duties under the agreement.

In the event the Transaction is not consummated for any reason, LifeSci will continue to serve as the investment sub-adviser to the BioShares Funds pursuant to the terms of the Current LifeSci Agreements.

The form of the proposed New LifeSci Agreement for each BioShares Fund is attached as Exhibit C. The descriptions of each New LifeSci Agreement set forth in this Joint Proxy Statement are qualified in their entirety by reference to Exhibit C.

Interim Sub-Advisory Agreement. In the event shareholders of a BioShares Fund do not approve the New LifeSci Agreement prior to the closing of the Transaction, an interim Sub-Advisory Agreement between the Trust, on behalf of the BioShares Fund, the Adviser and LifeSci (the “Interim LifeSci Agreement”) will take effect upon the closing of the Transaction. The Board, including the Independent Trustees, unanimously approved the Interim LifeSci Agreements at the February 19, 2015 meeting in order to assure continuity of investment advisory services to the BioShares Funds following the Transaction. The terms of the Interim LifeSci Agreements are substantially identical to those of the Current LifeSci Agreements and the New LifeSci Agreements, except for the term and escrow provisions described below.

Term of Interim LifeSci Agreement. Each Interim LifeSci Agreement will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction (the “150-day period”) or when shareholders of the applicable BioShares Fund approve the New LifeSci Agreement.

Escrow Provisions of the Interim LifeSci Agreement. Pursuant to Rule 15a-4 under the Investment Company Act, compensation earned by LifeSci under any Interim LifeSci Agreement will be held in an interest-bearing escrow account. If shareholders of a BioShares Fund approve the New LifeSci Agreement for that BioShares Fund prior to the end of the 150-day period, the amount held in the escrow account under the applicable Interim LifeSci Agreement will be paid to LifeSci. If shareholders of a BioShares Fund do not approve the New LifeSci Agreement for that BioShares Fund prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the BioShares Fund, and LifeSci will be paid the lesser of its costs incurred in performing its services under the applicable Interim LifeSci Agreement or the total amount in the escrow account, plus interest earned.

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Evaluation by the Board of Trustees

The Investment Company Act requires that the Board of Trustees, including the Independent Trustees, review each Fund’s advisory contracts and consider whether to approve them and recommend that shareholders of each Fund approve them. At an in-person meetings on November 18, 2014, the Board, including the Independent Trustees, reviewed and considered the initial approval of the Current LifeSci Agreements for the BioShares Funds. In a telephonic meeting on February 13, 2015 and at an in-person meeting on February 19, 2015, the Board considered and reviewed the approval of the New LifeSci Agreements for the BioShares Funds, pursuant to which LifeSci would provide the BioShares Funds with the same services on substantially the same terms.

At the February 19, 2015 meeting, Board noted that at the November 18, 2014 meeting it had engaged in the same evaluation process of the Current LifeSci Agreements as is now required with respect to the New LifeSci Agreements. LifeSci represented to the Board that there had been no material changes or developments relating to it since the approval of the Current LifeSci Agreements, other than changes subsequently reported to the Board. In light of the proximity of the Board’s consideration of the approval of the Current LifeSci Agreements and its ongoing oversight of LifeSci, the Board determined that it was not necessary to repeat in toto all aspects of its review of LifeSci. Thus, in considering whether to approve the New LifeSci Agreements for the BioShares Funds, the Board focused on the effect that the Transaction would likely have on LifeSci and the BioShares Funds.

In advance of the February 19, 2015 meeting, the Board requested and received detailed information from the Adviser and Virtus regarding the Transaction and requested and received information from LifeSci. In addition, at the February 19 in-person meeting, representatives of the Adviser and Virtus made presentations regarding the Transaction and its anticipated effects on the BioShares Funds and their advisory arrangements. The information requested and received by the Board regarding the Transaction, among other information, was extensive and is detailed earlier in the Joint Proxy Statement.

Throughout their deliberations, the Trustees were assisted by counsel, who provided the Board with a memorandum regarding its responsibilities with respect to the approval of the New Advisory Agreement. At the February 19, 2015 meeting, the Independent Trustees were advised by independent counsel.

After reviewing and considering such information and materials as they deemed necessary, and after consultation by the Independent Trustees with their independent counsel, the Board of Trustees, with the Independent Trustees voting separately, unanimously approved the New LifeSci Agreement and recommended approval of the New LifeSci Agreements to the shareholders of each BioShares Fund.

In determining whether to approve the New LifeSci Agreements, the Trustees considered the best interests of each BioShares Fund. In particular, the Board considered its review of the Current LifeSci Agreements on November 18, 2014, and the information received in connection with its

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February 19, 2015 meeting. On each occasion, the Board considered, among other things: (1) the nature, extent and quality of the services to be provided by LifeSci; (2) the costs of the services to be provided and profits to be realized by LifeSci from its relationship with each BioShares Fund, as well as fee rates charged by LifeSci and other advisers for comparable strategies; (3) the extent to which economies of scale may be realized as each BioShares Fund grows and whether management fee levels reflect these economies of scale for the benefit of Fund investors; (4) other benefits to be derived by LifeSci from its relationship with the BioShares Funds; and (5) the likely effects of the Transaction on the Fund and its shareholders. In addition, at the February 19 meeting, the Board considered the performance of the BioShares Funds.

Nature, Extent and Quality of Services. With respect to the approval of the New LifeSci Agreement for each BioShares Fund, the Board considered LifeSci’s representation that there had been no material changes or developments regarding it that had not previously been reported to the Board, since the Board’s consideration of the Current LifeSci Agreements on November 18, 2014. Based on the foregoing information and a review of the information provided by LifeSci in support of the Current LifeSci Agreements, the Board concluded that the nature, extent and quality of the management and advisory services to be provided by LifeSci were appropriate for the BioShares Funds and, thus, determined to approve the New LifeSci Agreements for the BioShares Funds.

Investment Performance. The Board considered comparative information regarding each BioShares Fund’s investment performance relative to its benchmark index and peer group in connection with the approval of the New LifeSci Agreements. In this regard, among other things, the Board noted that each BioShares Fund only had a very short operating history to date, but was performing competitively against its benchmark and peers. The Board also noted that the Adviser expressed general satisfaction with the performance of the BioShares Funds, including trading activity in the BioShares Funds’ shares.

Cost of Services and Projected Profits of the Adviser with respect to the BioShares Funds. In analyzing the cost of services and profitability of LifeSci, the Board considered that the Transaction would result in no changes to the aggregate fees charged to either BioShares Fund under the new advisory arrangements, and that each BioShares Fund would pay the same aggregate fee rate to the Adviser and LifeSci as it currently pays in the existing advisory arrangements. Further, the Board noted that the LifeSci does not charge any client a lower fee rate for similar strategies and that other investment vehicles offering comparable strategies have similar fee levels. Based on the foregoing information, the Board concluded that the profitability level of the BioShares Funds to LifeSci would not be unreasonable in light of the services to be provided by LifeSci under the New LifeSci Agreements.

Economies of Scale. The Board considered that each BioShares Fund was only recently launched and remains relatively small. Accordingly, the Board determined that economies of scale were not a material factor at this time in its approval of the New LifeSci Agreements.

Other Benefits Derived by the Adviser from its Relationship with the BioShares Funds. The Board considered that (other than the sub-advisory fee) there are no material “fall-out” or ancillary benefits that accrue to LifeSci as a result of its relationship with the BioShares Funds. Further, the Board noted that no such benefits are expected as a result of the Transaction. Based on the

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foregoing information, the Board concluded that such potential benefits are immaterial to its consideration and approval of the New LifeSci Agreements.

Likely Effect of the Transaction. The Board considered the anticipated effect of the Transaction on the BioShares Funds. In this regard, among other things, the Board noted that the manner in which its assets are managed would not change as a result of the Transaction, and the same people who currently manage its assets are expected to continue to do so after the Transaction. Further, the Board noted that the material terms of the New LifeSci Agreements are substantially identical to those of the Current LifeSci Agreements. The Board also observed that, following the Transaction, the BioShares Funds would have access to enhanced distribution capabilities.

Following its consideration of all of the foregoing, the Board of Trustees unanimously approved the New LifeSci Agreements and recommended approval of the New LifeSci Agreements by shareholders of each BioShares Fund. No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve the New LifeSci Agreements and recommend approval to the BioShares Funds’ shareholders. Rather, the Trustees concluded, in light of their weighing and balancing of all factors, that approval of the New LifeSci Agreements was in the best interests of each BioShares Fund and its shareholders.

To ensure continuity of advisory services, the Trustees, including the Independent Trustees, also unanimously approved the Interim LifeSci Agreements. If necessary, the Interim LifeSci Agreements will take effect upon the closing of the Transaction with respect to one or both BioShares Funds, if shareholders of such Fund(s) have not yet approved the applicable New LifeSci Agreement. The terms of the Interim LifeSci Agreements are substantially identical to those of the Current LifeSci Agreements and the New LifeSci Agreements, except the duration of the Interim LifeSci Agreements is limited and fees paid under the Interim LifeSci Agreements would be escrowed, all as described above.

Shareholder Approval

The vote of a majority of the outstanding shares of a BioShares Fund is required for approval of the New LifeSci Agreement for that BioShares Fund. The vote of a majority of the outstanding shares of a BioShares Fund means the vote of the lesser of: (1) 67% or more of the shares of the BioShares Fund present or represented by proxy at the Meeting, if the holders of more than 50% of the outstanding shares of the BioShares Fund are present or represented by proxy, or (2) more than 50% of the outstanding shares of the BioShares Fund. For purposes of determining the approval of a New LifeSci Agreement, abstentions and broker non-votes will have the same effect as shares voted against the Proposal.

The Board of Trustees recommends that shareholders of each BioShares Fund vote FOR that Fund’s New LifeSci Agreement.

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PROPOSAL 4:	TO TRANSACT ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF IN THE DISCRETION OF THE PROXIES OR THEIR SUBSTITUTES

The proxy holders have no present intention of bringing any other matter before the Meeting other than those specifically referred to above or matters in connection with or for the purpose of effecting the same. Neither the proxy holders nor the Board of Trustees are aware of any matters which may be presented by others. If any other business shall properly come before the Meeting, the proxy holders intend to vote thereon in accordance with their best judgment.

ADDITIONAL INFORMATION REGARDING SHAREHOLDERS AND VOTING REQUIREMENTS

Record Date. The Board of Trustees has fixed the close of business on March 30, 2015 (the “Record Date”) as the record date for the determination of shareholders of the Funds entitled to notice of and to vote at the Meeting or any adjournment thereof. As of the Record Date, there were the following shares of beneficial interest of the Funds outstanding.

Fund	Shares Outstanding on Record Date
InfraCap MLP ETF	400,004
BioShares Biotechnology Products Fund	300,004
BioShares Biotechnology Clinical Trials Fund	650,004

All full shares of the Trust are entitled to one vote, with proportionate voting for fractional shares.

On the Record Date, all Trustees and officers of the Trust as a group owned of record or beneficially less than 1% of the outstanding shares of the Fund.

5% Shareholders. As of the Record Date, the following shareholders owned of record more than 5% of the outstanding shares of beneficial interest of a Fund. No other person owned of record and, according to information available to the Trust, no other person owned beneficially, 5% or more of the outstanding shares of the Trust (or a Fund) on the Record Date.

InfraCap MLP ETF

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage Ownership
Jay Don Hatfield 250 West 55th Street, Suite 16B New York, NY 10019	50,086	12.5%

Quorum. A quorum is the number of shares legally required to be at a meeting in order to conduct business. The presence, in person or by proxy, of more than 50% of the outstanding shares of the Trust is necessary to constitute a quorum at the Meeting. Proxies properly executed and marked with a negative vote or an abstention will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. If the Meeting is called to order but a quorum is not present at the Meeting, the persons named as proxies may vote those

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proxies that have been received to adjourn the Meeting to a later date. If a quorum is present at the Meeting but sufficient votes to approve a Proposal described herein are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies received that voted in favor of a Proposal in favor of such an adjournment and will vote those proxies received that voted against the Proposal against any such adjournment.

Abstentions and “broker non-voters” are counted for purposes of determining whether a quorum is present but do not represent votes cast with respect to a Proposal. “Broker non-votes” are shares held by a broker or nominee for which an executed proxy is received by the Trust, but are not voted as to one or more Proposals because instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power. Notwithstanding the foregoing, “broker non-votes” will be excluded from the denominator of the calculation of the number of votes required to approve any Proposal to adjourn the Meeting. Accordingly, abstentions and “broker non-votes” will effectively be a vote against a Proposal, for which the required vote is a percentage of the outstanding voting shares and will have no effect on a vote for adjournment.

ADDITIONAL INFORMATION REGARDING THE OPERATION OF THE FUNDS

Investment Adviser

Etfis Capital LLC, with its principal place of business at 6 E. 39th Street, Suite 1003, New York, NY 10016, serves as the investment adviser to the Funds. The Adviser is currently owned and controlled by the Adviser’s Parent, the sole member of the Adviser. The Adviser’s Parent is owned and controlled by William J. Smalley, who also serves as President, Chief Executive Officer and Secretary of the Trust, and Matthew B. Brown, who also serves as Chief Compliance Officer of the Trust. Brinton W. Frith serves as the Adviser’s President. The Adviser’s Parent is also the owner and sole member of the Distributor.

Following the consummation of the Transaction, Virtus will own a majority equity interest in NewCo, which will wholly own the Adviser’s Parent and the Adviser, and Messrs. Smalley and Brown and certain other members of the Adviser’s management team will own the remaining equity interest in NewCo. There are no changes to the executive officers of the Adviser anticipated as a result of the Transaction.

The following is a list of the current executive officers of the Adviser, and their current positions with the Funds, if any:

Name	Position with Adviser	Position with Funds
Brinton W. Frith	President	None
Matthew B. Brown	Chief Compliance Officer	None

The address for each of the aforementioned officers is 6 E. 39th Street, Suite 1003, New York, NY 10016.

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Investment Sub-Advisers

Infrastructure Capital Advisors, LLC. Infrastructure Capital Advisors, LLC, 1325 Avenue of the Americas, 28th Floor, New York, New York, 10019, serves as the investment sub-adviser to the InfraCap Fund. Infrastructure Capital Advisors, LLC is controlled by Jay Hatfield, its founder and Chief Executive Officer.

The following is a list of the current directors and executive officers of InfraCap, and their current positions with the InfraCap Fund, if any:

Name	Position with InfraCap	Position with InfraCap Fund
Jay Hatfield	Founder And Chief Executive Officer	Portfolio Manager
Edward Ryan	Chief Financial Officer And Chief Operation Officer	None
William Schreier	Managing Director And Portfolio Manager	None
David Mader	Associate	None
Kathryn Beller	Chief Compliance Officer	None

LifeSci Index Partners. LifeSci Index Partners, LLC, 250 West 55th Street, Suite 16B, New York, NY 10019, serves as the investment sub-adviser to the BioShares Biotechnology Products Fund and the BioShares Biotechnology Clinical Trials Fund. LifeSci is controlled by its principals, Paul Yook, its Managing Member and Founder, Andrew McDonald, its Chief Executive Officer and Co-Founder, and Michael Rice, its Co-Founder.

The following is a list of the current directors and executive officers of LifeSci, and their current positions with the BioShares Funds, if any:

Name	Position with LifeSci	Position with BioShares Funds
Paul Yook	Founder & Managing Member	Portfolio Manager
Andrew McDonald	Co-Founder & CEO	Portfolio Manager
Michael Rice	Co-Founder	None
Herbert Pontzer	Chief Compliance Officer	None

Principal Underwriter

The Distributor serves as the Fund’s principal underwriter and, as such, is the exclusive agent for distribution of the Fund’s shares. The Distributor is obligated to sell shares of the Funds on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis. The Distributor is located at 6 E. 39th Street, Suite 1003, New York, NY 10016. For the fiscal year ended October 31, 2014, in accordance with the unified fee structure for the InfraCap Fund, InfraCap paid the Distributor $2,500 in fees in connection with the Distributor’s provision of distribution services on behalf of the InfraCap Fund.

Administration and Other Services

The Adviser’s Parent, located at 6 E. 39th Street, Suite 1003, New York, New York 10016, serves as the Fund’s operational administrator. The Adviser’s Parent supervises the overall administration of the Trust and the Fund including, among other responsibilities, the coordination

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and day-to-day oversight of the Fund's operations, the service providers' communications with the Fund and each other and assistance with Trust, Board and contractual matters related to the Fund and other series of the Trust. The Adviser’s Parent also provides persons satisfactory to the Board to serve as officers of the Trust. For the fiscal year ended October 31, 2014, in accordance with the unified fee structure for the InfraCap Fund, InfraCap paid the Adviser’s Parent $2,500 in fees in connection with the Adviser’s Parent’s provision of administration services on behalf of the InfraCap Fund.

The Bank of New York Mellon (“BNY Mellon”), located at One Wall Street, New York, New York 10286, directly and through its subsidiary companies, provides necessary administrative, accounting, tax and financial reporting for the maintenance and operations of the Trust as the Fund’s accounting services administrator. BNY Mellon also serves as the custodian for the Fund’s assets, and serves as transfer agent and dividend paying agent for the Fund.

Annual and Semiannual Reports

The Funds will furnish, without charge, a copy of their most recent annual report and most recent semi-annual report succeeding such annual report, if any, upon request. To request the annual or semi-annual report, please call us toll free at (877) 756-7873 or write to ETFis Series Trust I at 6 East 39th Street, Suite 1003, New York, NY 10016. The annual and semi-annual reports for the InfraCap Fund are available for download at www.infracapmlp.com, and the annual and semi-annual reports for the BioShares Funds are available for download at www.BioShares.com.

OTHER MATTERS

Shareholder Proposals

As a Delaware trust, the Trust does not intend to, and is not required to hold annual meetings of shareholders, except under certain limited circumstances. The Board of Trustees does not believe a formal process for shareholders to send communications to the Board of Trustees is appropriate due to the infrequency of shareholder communications to the Board of Trustees. The Trust has not received any shareholder Proposals to be considered for presentation at the Meeting. Under the proxy rules of the Securities and Exchange Commission, shareholder Proposals may, under certain conditions, be included in the Trust's proxy statement and proxy for a particular meeting. Under these rules, Proposals submitted for inclusion in the Trust's proxy materials must be received by the Trust within a reasonable time before the solicitation is made. The fact that the Trust receives a shareholder Proposal in a timely manner does not insure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion. Annual meetings of shareholders of the Funds are not required as long as there is no particular requirement under the Investment Company Act, which must be met by convening such a shareholder meeting. Any shareholder Proposal should be sent to ETFis Series Trust I at 6 East 39th Street, Suite 1003, New York, NY 10016.

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Shareholder Communications with Trustees

Shareholders who wish to communicate with the Board or individual Trustees should write to the Board or the particular Trustee in care of the Fund, at the offices of the Trust as set forth below. All communications will be forwarded directly to the Board or the individual Trustee.

Shareholders also have an opportunity to communicate with the Board at shareholder meetings. The Trust does not have a policy requiring Trustees to attend shareholder meetings.

Proxy Delivery

The Trust may only send one Joint Proxy Statement to shareholders who share the same address unless the Trust has received different instructions from one or more of the shareholders. Each Fund will deliver promptly to a shareholder, upon oral or written request, a separate copy of the Joint Proxy Statement to a shared address to which a single copy of this Proxy was delivered. By calling or writing a Fund, a shareholder may request separate copies of future proxy statements, or if the shareholder is receiving multiple copies of the proxy statement now, may request a single copy in the future. To request a paper or email copy of the Joint Proxy Statement or annual report at no charge, or to make any of the aforementioned requests, write to ETFis Series Trust I, 6 E. 39th Street, Suite 1003, New York, NY 10016, call the Trust toll-free at 855-723-7821, email the Adviser at info@etfis.com, or go to http://www.viewproxy.com/etfis/2015.

By Order of the Board of Trustees,

William J. Smalley

Secretary

Date: April 8, 2015

Please complete, date and sign the enclosed Proxy and return it promptly in the enclosed reply envelope. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. You may also vote by telephone or through the Internet by following the instructions on your proxy card.

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Exhibit A

FORM OF PROPOSED NEW INVESTMENT ADVISORY AGREEMENT

BY AND BETWEEN

THE TRUST, ON BEHALF OF THE FUNDS, AND ETFIS CAPITAL LLC

ADVISORY AGREEMENT made as of this ___ day of ______, 2015, by and between ETFIS SERIES TRUST I (the “Trust”), a Delaware statutory trust registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and Etfis Capital LLC, a Delaware limited liability company with its principal place of business at 6 E. 39th Street, Suite 1003, New York, NY 10016 (the “Adviser”).

W I T N E S S E T H

WHEREAS, the Trust is an open-end management investment company, registered as such under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Trust has entered into certain Sub-Advisory and Business Management Agreements with certain sub-advisers (the “Sub-Advisers”), pursuant to which each Sub-Adviser is obligated to pay the investment advisory fees set forth in Schedule A hereto, to the Adviser; and

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”) and is engaged in the business of supplying investment advice as an independent contractor; and

WHEREAS, the Board of Trustees (the “Board”) of the Trust has selected the Adviser to act as investment adviser to the Trust on behalf of the series set forth on Schedule A to this Agreement (each a “Fund” and, collectively, the “Funds”), as such Schedule may be amended from time to time upon mutual agreement of the parties, and to provide certain related services, as more fully set forth below, and to perform such services under the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the mutual covenants and benefits set forth herein, the Trust and the Adviser do hereby agree as follows:

1.                                      The Adviser’s Services.

(a)                                  Discretionary Investment Management Services.  The Adviser shall act as investment adviser with respect to the Funds.  In such capacity, the Adviser shall, subject to the supervision of the Board, regularly provide the Funds with investment research, advice and supervision and shall furnish continuously an investment program for the Funds, consistent with the respective investment objectives and policies of each Fund.  The Adviser shall determine, from time to time, what securities shall be purchased for the Funds, what securities shall be held or sold by the Funds and what portion of the Funds’ assets shall be held uninvested in cash, subject always to the provisions of the Trust’s Agreement and Declaration of Trust, By-Laws and its registration statement on Form N-1A (the “Registration Statement”) under the 1940 Act, and under the Securities Act of 1933, as amended (the “1933 Act”), covering Fund shares, as filed with the Securities and Exchange Commission (the “Commission”), and to the investment objectives, policies and restrictions of the Funds, as each of the same shall be from time to time in effect.  To carry out such obligations, the Adviser shall exercise full discretion and act for the Funds in the same manner and with the same force and effect as the Funds themselves might or could do with respect to purchases, sales or other transactions, as well as with respect to all other such things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.  No reference in this Agreement to the Adviser having full discretionary authority over each Fund’s investments shall in any way limit the right of the Board, in its sole discretion, to establish or revise policies in connection with the management of a Fund’s assets or to otherwise exercise its right to control the overall management of a Fund.

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(b)                                 Selection of Sub-Adviser(s). The Adviser shall have the authority hereunder to select and retain sub-advisers, including an affiliated person (as defined under the 1940 Act) of the Adviser, for each of the Funds referenced in Schedule A to perform some or all of the services for which the Adviser is responsible pursuant to this Agreement. The Adviser shall supervise the activities of the sub-adviser(s), and the retention of a sub-adviser by the Adviser shall not relieve the Adviser of its responsibilities under this Agreement. Any such sub-adviser shall be registered and in good standing with the U.S. Securities and Exchange Commission and capable of performing its sub-advisory duties pursuant to a sub-advisory agreement approved by the Trust’s Board of Trustees and, except as otherwise permitted by the 1940 Act or by rule or regulation, a vote of a majority of the outstanding voting securities of the applicable Fund. The Adviser will compensate the sub-adviser for its services to the Funds.

(c)                                  Compliance.  The Adviser agrees to comply with the requirements of the 1940 Act, the Investment Advisers Act of 1940 (the “Advisers Act”), the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), the Commodity Exchange Act and the respective rules and regulations thereunder, as applicable, as well as with all other applicable federal and state laws, rules, regulations and case law that relate to the services and relationships described hereunder and to the conduct of its business as a registered investment adviser.  The Adviser also agrees to comply with the objectives, policies and restrictions set forth in the Registration Statement, as amended or supplemented, of the Funds, and with any policies, guidelines, instructions and procedures approved by the Board and provided to the Adviser.  In selecting each Fund’s portfolio securities and performing the Adviser’s obligations hereunder, the Adviser shall cause the Fund to comply with the diversification and source of income requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for qualification as a regulated investment company.  The Adviser shall maintain compliance procedures that it reasonably believes are adequate to ensure its compliance with the foregoing. No supervisory activity undertaken by the Board shall limit the Adviser’s full responsibility for any of the foregoing.

(d)                                 Proxy Voting.  The Board has the authority to determine how proxies with respect to securities that are held by the Funds shall be voted, and the Board has initially determined to delegate the authority and responsibility to vote proxies for each Fund’s securities to the Adviser.  So long as proxy voting authority for a Fund has been delegated to the Adviser, the Adviser shall exercise its proxy voting responsibilities.  The Adviser shall carry out such responsibility in accordance with any instructions that the Board shall provide from time to time, and at all times in a manner consistent with Rule 206(4)-6 under the Advisers Act and its fiduciary responsibilities to the Trust.  The Adviser shall provide periodic reports and keep records relating to proxy voting as the Board may reasonably request or as may be necessary for the Funds to comply with the 1940 Act and other applicable law.  Any such delegation of proxy voting responsibility to the Adviser may be revoked or modified by the Board at any time.

(e)                                  Recordkeeping.  The Adviser shall not be responsible for the provision of administrative, bookkeeping or accounting services to the Funds, except as otherwise provided herein or as may be necessary for the Adviser to supply to the Trust or its Board the information required to be supplied under this Agreement.

The Adviser shall maintain separate books and detailed records of all matters pertaining to Fund assets advised by the Adviser required by Rule 31a-1 under the 1940 Act (other than those records being maintained by any administrator, custodian or transfer agent appointed by the Funds) relating to its responsibilities provided hereunder with respect to the Funds, and shall preserve such records for the periods and in a manner prescribed therefore by Rule 31a-2 under the 1940 Act (the “Funds’ Books and Records”).  The Funds’ Books and Records shall be available to the Board at any time upon request, shall be delivered to the Trust upon the termination of this Agreement and shall be available without delay during any day the Trust is open for business.

(f)                                    Holdings Information and Pricing.  The Adviser shall provide regular reports regarding Fund holdings, and shall, on its own initiative, furnish the Trust and its Board from time to time with whatever information the Adviser believes is appropriate for this purpose.  The Adviser agrees to immediately notify the Trust if the Adviser reasonably believes that the value of any security held by a Fund

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may not reflect its fair value. The Adviser agrees to provide any pricing information of which the Adviser is aware to the Trust, its Board and/or any Fund pricing agent to assist in the determination of the fair value of any Fund holdings for which market quotations are not readily available or as otherwise required in accordance with the 1940 Act or the Trust’s valuation procedures for the purpose of calculating the Fund net asset value in accordance with procedures and methods established by the Board.

(g)                                 Cooperation with Agents of the Trust.  The Adviser agrees to cooperate with and provide reasonable assistance to the Trust, any Trust custodian or foreign sub-custodians, any Trust pricing agents and all other agents and representatives of the Trust, such information with respect to the Funds as they may reasonably request from time to time in the performance of their obligations, provide prompt responses to reasonable requests made by such persons and establish appropriate interfaces with each so as to promote the efficient exchange of information and compliance with applicable laws and regulations.

2.                                      Code of Ethics.  The Adviser has adopted a written code of ethics that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act, which it will provide to the Trust.  The Adviser shall ensure that its Access Persons (as defined in the Adviser’s Code of Ethics) comply in all material respects with the Adviser’s Code of Ethics, as in effect from time to time.  Upon request, the Adviser shall provide the Trust with a (i) a copy of the Adviser’s current Code of Ethics, as in effect from time to time, and (ii) certification that it has adopted procedures reasonably necessary to prevent Access Persons from engaging in any conduct prohibited by the Adviser’s Code of Ethics. Annually, the Adviser shall furnish a written report, which complies with the requirements of Rule 17j-1, concerning the Adviser’s Code of Ethics to the Trust.  The Adviser shall respond to requests for information from the Trust as to violations of the Code by Access Persons and the sanctions imposed by the Adviser.  The Adviser shall immediately notify the Trust of any material violation of the Code, whether or not such violation relates to a security held by any Fund.

3.                                      Information and Reporting.  The Adviser shall provide the Trust and its respective officers with such periodic reports concerning the obligations the Adviser has assumed under this Agreement as the Trust may from time to time reasonably request.

(a)                                  Notification of Breach / Compliance Reports.  The Adviser shall notify the Trust immediately upon detection of (i) any material failure to manage any Fund in accordance with its investment objectives and policies or any applicable law; or (ii) any material breach of any of the Funds’ or the Adviser’s policies, guidelines or procedures.  In addition, the Adviser shall provide a quarterly report regarding each Fund’s compliance with its investment objectives and policies, applicable law, including, but not limited to the 1940 Act and Subchapter M of the Code, and the Fund’s policies, guidelines or procedures as applicable to the Adviser’s obligations under this Agreement. The Adviser agrees to correct any such failure promptly and to take any action that the Board may reasonably request in connection with any such breach.  Upon request, the Adviser shall also provide the officers of the Trust with supporting certifications in connection with such certifications of Fund financial statements and disclosure controls pursuant to the Sarbanes-Oxley Act.  The Adviser will promptly notify the Trust in the event (i) the Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Trust (excluding class action suits in which a Fund is a member of the plaintiff class by reason of the Fund’s ownership of shares in the defendant) or the compliance by the Adviser with the federal or state securities laws or (ii) an actual change in control of the Adviser resulting in an “assignment” (as defined in the 1940 Act) has occurred or is otherwise proposed to occur.

(b)                                 Board and Filings Information.  The Adviser will also provide the Trust with any information reasonably requested regarding its management of the Funds required for any meeting of the Board, or for any shareholder report, amended registration statement, proxy statement, or prospectus supplement to be filed by the Trust with the Commission.  The Adviser will make its officers and employees available to meet with the Board from time to time on due notice to review its investment management services to the Funds in light of current and prospective economic and market conditions and shall furnish to the Board such information as may reasonably be necessary in order for the Board to evaluate this Agreement or any proposed amendments thereto.

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(c)                                  Transaction Information. The Adviser shall furnish to the Trust such information concerning portfolio transactions as may be necessary to enable the Trust or its designated agent to perform such compliance testing on the Funds and the Adviser’s services as the Trust may, in its sole discretion, determine to be appropriate.  The provision of such information by the Adviser to the Trust or its designated agent in no way relieves the Adviser of its own responsibilities under this Agreement.

4.                                      Brokerage.

(a)                                  Principal Transactions.  In connection with purchases or sales of securities for the account of a Fund, neither the Adviser nor any of its directors, officers or employees will act as a principal or agent or receive any commission except as permitted by the 1940 Act.

(b)                                 Placement of Orders.  The Adviser shall arrange for the placing of all orders for the purchase and sale of securities for a Fund’s account with brokers or dealers selected by the Adviser.  In the selection of such brokers or dealers and the placing of such orders, the Adviser is directed at all times to seek for the Fund the most favorable execution and net price available under the circumstances.  It is also understood that it is desirable for the Fund that the Adviser have access to brokerage and research services provided by brokers who may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers, consistent with section 28(e) of the 1934 Act and any Commission staff interpretations thereof.  Therefore, the Adviser is authorized to place orders for the purchase and sale of securities for a Fund with such brokers, subject to review by the Board from time to time with respect to the extent and continuation of this practice.  It is understood that the services provided by such brokers may be useful to the Adviser in connection with its or its affiliates’ services to other clients.

(c)                                  Aggregated Transactions.  On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of a Fund as well as other clients of the Adviser, the Adviser may, to the extent permitted by applicable law and regulations, aggregate the order for securities to be sold or purchased.  In such event, the Adviser will allocate securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, in the manner the Adviser reasonably considers to be equitable and consistent with its fiduciary obligations to the Fund and to such other clients under the circumstances.

(d)                                 Affiliated Brokers.  The Adviser or any of its affiliates may act as broker in connection with the purchase or sale of securities or other investments for a Fund, subject to:  (i) the requirement that the Adviser seek to obtain best execution and price within the policy guidelines determined by the Board and set forth in the Fund’s current prospectus and SAI; (ii) the provisions of the 1940 Act; (iii) the provisions of the Advisers Act; (iv) the provisions of the 1934 Act; and (v) other provisions of applicable law.  These brokerage services are not within the scope of the duties of the Adviser under this Agreement.  Subject to the requirements of applicable law and any procedures adopted by the Board, the Adviser or its affiliates may receive brokerage commissions, fees or other remuneration from a Fund for these services in addition to the Adviser’s fees for services under this Agreement.

5.                                      Custody.  Nothing in this Agreement shall permit the Adviser to take or receive physical possession of cash, securities or other investments of a Fund.

6.                                      Allocation of Charges and Expenses.  The Adviser will bear its own costs of providing services hereunder.  The Adviser agrees to pay all expenses incurred by the Trust except for interest, taxes, brokerage and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, extraordinary expenses, and distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act.

7.                                      Representations, Warranties and Covenants.

(a)                                  Properly Registered.  The Adviser is registered as an investment adviser under the Advisers Act, and will remain so registered for the duration of this Agreement. The Adviser is not prohibited by the Advisers Act or the 1940 Act from performing the services contemplated by this Agreement, and to the

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best knowledge of the Adviser, there is no proceeding or investigation that is reasonably likely to result in the Adviser being prohibited from performing the services contemplated by this Agreement.  The Adviser agrees to promptly notify the Trust of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser to an investment company.  The Adviser is in compliance in all material respects with all applicable federal and state law in connection with its investment management operations.

(b)                                 ADV Disclosure.  The Adviser has provided the Trust with a copy of its Form ADV as most recently filed with the SEC and will, promptly after filing any amendment to its Form ADV with the SEC, furnish a copy of such amendments to the Trust.  The information contained in the Adviser’s Form ADV is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

(c)                                  Fund Disclosure Documents.  The Adviser has reviewed and will in the future review, the Registration Statement, and any amendments or supplements thereto, the annual or semi-annual reports to shareholders, other reports filed with the Commission and any marketing material of a Fund  (collectively the “Disclosure Documents”) and represents and warrants that with respect to disclosure about the Adviser, the manner in which the Adviser manages the Fund or information relating directly or indirectly to the Adviser, such Disclosure Documents contain or will contain, as of the date thereof, no untrue statement of any material fact and does not omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading.

(d)                                  Insurance.  The Adviser maintains errors and omissions insurance coverage in an appropriate amount and shall provide prior written notice to the Trust (i) of any material changes in its insurance policies or insurance coverage; or (ii) if any material claims will be made on its insurance policies.  Furthermore, the Adviser shall upon reasonable request provide the Trust with any information it may reasonably require concerning the amount of or scope of such insurance.

(e)                                    No Detrimental Agreement. The Adviser represents and warrants that it has no arrangement or understanding with any party, other than the Trust, that would influence the decision of the Adviser with respect to its selection of securities for a Fund, and that all selections shall be done in accordance with what is in the best interest of the Fund.

(f)                                 Conflicts.  The Adviser shall act honestly, in good faith and in the best interests of the Trust including requiring any of its personnel with knowledge of Fund activities to place the interest of the Fund first, ahead of their own interests, in all personal trading scenarios that may involve a conflict of interest with the Funds, consistent with its fiduciary duties under applicable law.

(g)                                 Representations. The representations and warranties in this Section 7 shall be deemed to be made on the date this Agreement is executed and at the time of delivery of the quarterly compliance report required by Section 3(a), whether or not specifically referenced in such report.

8.                                      The Name “ETFis.”  The Adviser grants to the Trust a sublicense to use the name “ETFis” (the “Name”) as part of the name of any Fund.  The foregoing authorization by the Adviser to the Trust to use the Name as part of the name of any Fund is not exclusive of the right of the Adviser itself to use, or to authorize others to use, the Name; the Trust acknowledges and agrees that, as between the Trust and the Adviser, the Adviser has the right to use, or authorize others to use, the Name.  The Trust shall (1) only use the Name in a manner consistent with uses approved by the Adviser; (2) use its best efforts to maintain the quality of the services offered using the Name; and (3) adhere to such other specific quality control standards as the Adviser may from time to time promulgate.  At the request of the Adviser, the Trust will (a) submit to Adviser representative samples of any promotional materials using the Name; and (b) change the name of any Fund within three months of its receipt of the Adviser’s request, or such other shorter time period as may be required under the terms of a settlement agreement or court order, so as to eliminate all reference to the Name and will not thereafter transact any business using the Name in the name of any Fund; provided, however, that the Trust may continue to use beyond such date any supplies of prospectuses, marketing materials and similar documents that the Trust had on the date of such name change in quantities not exceeding those historically produced and used in connection with such Fund.

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9.                                      Adviser’s Compensation.  The Funds shall pay to the Adviser, as compensation for the Adviser’s services hereunder, a fee, determined as described in Schedule A that is attached hereto and made a part hereof (the “Adviser’s Fee”).  The Adviser’s Fee shall be computed daily and paid not less than monthly in arrears by the Funds. To the extent that the Trust, the Adviser and a Fund’s Sub-Adviser have entered into a sub-advisory agreement that provides for a unified sub-advisory fee arrangement for any Fund, pursuant to which the Sub-Adviser is obligated to pay or reimburse the Fund for the payment of the Adviser’s Fee, then the Sub-Adviser shall, for so long as such unified sub-advisory fee arrangement is in effect, pay the Adviser the Adviser’s Fee and the Trust may, upon the direction of the Adviser, pay the Adviser’s Fee directly to the Adviser on behalf of the Sub-Adviser and set off such amounts against the fee owed to the Sub-Adviser under the unified sub-advisory fee.

The method for determining net assets of a Fund for purposes hereof shall be the same as the method for determining net assets for purposes of establishing the offering and redemption prices of Fund shares as described in the Fund’s prospectus.  In the event of termination of this Agreement, the fee provided in this Section shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month.

10.                               Independent Contractor.  In the performance of its duties hereunder, the Adviser is and shall be an independent contractor and, unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Trust or any Fund in any way or otherwise be deemed to be an agent of the Trust or any Fund.  If any occasion should arise in which the Adviser gives any advice to its clients concerning the shares of a Fund, the Adviser will act solely as investment counsel for such clients and not in any way on behalf of the Fund.

11.                               Assignment.  This Agreement shall automatically terminate, without the payment of any penalty, in the event of its assignment (as defined in section 2(a)(4) of the 1940 Act); provided that such termination shall not relieve the Adviser of any liability incurred hereunder.

12.                               Entire Agreement and Amendments.  This Agreement represents the entire agreement among the parties with regard to the investment management matters described herein and may not be added to or changed orally and may not be modified or rescinded except by a writing signed by the parties hereto except as otherwise noted herein.

13.                               Duration and Termination.

(a)                                  This Agreement shall become effective as of the date executed and shall remain in full force and effect continually thereafter, subject to renewal as provided in subparagraph (d) and unless terminated automatically as set forth in Section 11 hereof or until terminated as follows:

(b)                                 The Trust may cause this Agreement to terminate either (i) by vote of its Board or (ii) with respect to any Fund, upon the affirmative vote of a majority of the outstanding voting securities of the Fund; or

(c)                                  The Adviser may at any time terminate this Agreement by not more than sixty (60) days’ nor less than thirty (30) days’ written notice delivered or mailed by registered mail, postage prepaid, to the Trust; or

(d)                                 This Agreement shall automatically terminate two years from the date of its execution unless its renewal is specifically approved at least annually thereafter by (i) a majority vote of the Trustees, including a majority vote of such Trustees who are not interested persons of the Trust or the Adviser, at a meeting called for the purpose of voting on such approval; or (ii) the vote of a majority of the outstanding voting securities of each Fund; provided, however, that if the continuance of this Agreement is submitted to the shareholders of the Funds for their approval and such shareholders fail to approve such continuance of this Agreement as provided herein, the Adviser may continue to serve hereunder as to the Funds in a manner consistent with the 1940 Act and the rules and regulations thereunder; and

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Termination of this Agreement pursuant to this Section shall be without payment of any penalty.

In the event of termination of this Agreement for any reason, the Adviser shall, immediately upon notice of termination or on such later date as may be specified in such notice, cease all activity on behalf of the Fund and with respect to any of its assets, except as otherwise required by any fiduciary duties of the Adviser under applicable law.  In addition, the Adviser shall deliver the Fund Books and Records to the Trust by such means and in accordance with such schedule as the Trust shall direct and shall otherwise cooperate, as reasonably directed by the Trust, in the transition of portfolio asset management to any successor of the Adviser.

14.                               Certain Definitions.  For the purposes of this Agreement:

(a)                                  “Affirmative vote of a majority of the outstanding voting securities of the Fund” shall have the meaning as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

(b)                                 “Interested persons” and “Assignment” shall have their respective meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

15.                               Liability of the Adviser.  The Adviser shall indemnify and hold harmless the Trust and all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, the “Adviser Indemnitees”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) by reason of or arising out of the Adviser’s willful misfeasance, bad faith or gross negligence generally in the performance of its duties hereunder or its reckless disregard of its obligations and duties under this Agreement.

16.                               Enforceability.  Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms or provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

17.                               Limitation of Liability.  The parties to this Agreement acknowledge and agree that all litigation arising hereunder, whether direct or indirect, and of any and every nature whatsoever shall be satisfied solely out of the assets of the affected Fund and that no Trustee, officer or holder of shares of beneficial interest of the Fund shall be personally liable for any of the foregoing liabilities.  The Trust’s Certificate of Trust, as amended from time to time, is on file in the Office of the Secretary of State of the State of Delaware.  Such Certificate of Trust and the Trust’s Agreement and Declaration of Trust describe in detail the respective responsibilities and limitations on liability of the Trustees, officers, and holders of shares of beneficial interest.

18.                               Jurisdiction.  This Agreement shall be governed by and construed in accordance with the substantive laws of state of Delaware and the Adviser consents to the jurisdiction of courts, both state or federal, in Delaware, with respect to any dispute under this Agreement.

19.                               Paragraph Headings.  The headings of paragraphs contained in this Agreement are provided for convenience only, form no part of this Agreement and shall not affect its construction.

20.                               Counterparts.  This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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IN WITNESS WHEREOF, the parties hereto have caused this instrument to be signed on their behalf by their duly authorized officers as of the date first above written.

ETFIS SERIES TRUST I,
on behalf of each Fund listed on Schedule A

William J. Smalley, President

ETFIS CAPITAL LLC

Brinton W. Frith, President
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SCHEDULE A

to the

ADVISORY AGREEMENT

between

ETFIS SERIES TRUST I

and

ETFIS CAPITAL LLC

(As of March 1, 2015)

As compensation for the Adviser’s services rendered, the Adviser shall be entitled to a fee, computed daily at an annual rate based on the greater of (1) the minimum fee or (2) the average daily net assets of the respective Fund in accordance with the following fee schedule:

Fund	Minimum Fee		Rate
InfraCap MLP ETF	$25,000		0.075%

Tuttle Tactical Management U.S. Core ETF	$25,000		0.075%

BioShares Biotechnology Products Fund	$25,000	*	0.075%

BioShares Biotechnology Clinical Trials Fund	$25,000	*	0.075%

InfraCap REIT Preferred ETF	$25,000		0.075%

* During periods where a sub-adviser serves as sub-adviser for more than one series of the Trust, the aggregate Minimum Fee for both Funds is reduced to $35,000 per year.

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Exhibit B

FORM OF PROPOSED NEW INVESTMENT SUB-ADVISORY AGREEMENT

BY AND AMONG

THE TRUST, ON BEHALF OF THE INFRACAP MLP ETF, THE ADVISER AND

INFRASTRUCTURE CAPITAL ADVISORS, LLC

THIS AGREEMENT is made effective as of _______, 2015 by and between ETFis Series Trust I (the “Trust”) on behalf of the InfraCap MLP ETF (the “Fund”), Etfis Capital LLC, a Delaware limited liability company (the “Adviser”) and Infrastructure Capital Advisors, LLC, a New York limited liability company (the “Sub-Adviser”).

W I T N E S S E T H:

WHEREAS, the Trust has been organized and operates as an investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and engages in the business of investing and reinvesting its assets in securities and other investments; and

WHEREAS, each of Adviser and Sub-Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”);

WHEREAS, Adviser has been selected as investment adviser for the Fund by the Trust and has entered into an agreement with the Trust on behalf of the Fund (the “Advisory Agreement”) to provide investment advisory services to the Fund; and

WHEREAS, Sub-Adviser has been selected as sub-adviser for the Fund by the Trust and the Adviser on the terms described herein;

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the sufficiency of which is hereby acknowledged, and each of the parties hereto intending to be legally bound, it is agreed as follows:

1.                  Obligations of the Sub-Adviser.

(a)                Services. Subject to the oversight of the Adviser, the Sub-Adviser agrees to perform the following services (the “Services”) for the Trust and the Fund:

(i)                 manage the investment and reinvestment of the assets of the Fund;

(ii)               determine, in its discretion, the securities to be purchased, retained or sold (and implement those decisions) with respect to the Fund;

(iii)             vote proxies on behalf of the Fund;

(iv)             provide the Trust, the Fund and the Adviser with records concerning the Sub-Adviser’s activities under this Agreement that the Trust and the Fund are required to maintain under applicable law;

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(v)               render regular reports to the Adviser and the Trust’s trustees and officers concerning the Sub-Adviser’s discharge of the foregoing responsibilities; and

(vi)             perform any and all other services commonly performed by sub-advisers to a registered investment company, as reasonably requested from time to time by the Trust or the Adviser.

(b)               Manner of Discharging Services. The Sub-Adviser shall discharge the foregoing responsibilities subject to the oversight of the Adviser and the trustees and officers of the Trust and in compliance with (i) such policies as the trustees may from time to time establish; (ii) the Fund’s objectives, policies, and limitations as set forth in its prospectus and statement of additional information, as the same may be amended from time to time; and (iii) with all applicable laws and regulations (hereinafter collectively referred to as the “Rules”). All Services to be furnished by the Sub-Adviser under this Agreement may be furnished through the medium of any directors, managers, officers or employees (or the equivalent) of the Sub-Adviser or through such other parties (including, without limitation and subject to approval by the Adviser and the Trust under the Rules, one or more third party sub-advisers) as the Sub-Adviser may determine (and, if applicable, engage) from time to time.

(c)                Books and Records. All books and records prepared and maintained by the Sub-Adviser for the Trust and the Fund under this Agreement shall be the property of the Trust and the Fund and, upon request therefor, the Sub-Adviser shall surrender to the Trust and the Fund or the Adviser such of the books and records so requested; provided, however, that the Sub-Adviser may retain a copy of such books and records.

(d)               Fair Value. The fair valuation of securities in the Fund may be required when the Adviser becomes aware of significant events that may affect the pricing of all or a portion of the Fund’s portfolio. The Sub-Adviser will provide assistance in determining the fair value of the Assets, as necessary and reasonably requested by the Adviser or its agent, and use reasonable efforts to arrange for the provision of valuation information or a price(s) from a party(ies) independent of the Sub-Adviser if market prices are not readily available, it being understood that the Sub-Adviser will not be responsible for determining the value of any such security..

2.                  Obligations of the Adviser.

(a)                Duties of the Adviser. The Adviser shall continue to have responsibility for all services to be provided to the Fund pursuant to the Advisory Agreement and shall oversee and review the Sub-Adviser’s performance of its duties under this Agreement.

(b)               Delivery of Documents. The Adviser has delivered to the Sub-Adviser copies of each of the following documents:

(i)                 Trust’s Agreement and Declaration of Trust (such Agreement and Declaration of Trust, as in effect on the date of this Agreement and as amended from time to time, herein called the “Declaration of Trust”);

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(ii)               By-Laws of the Trust (such By-Laws, as in effect on the date of this Agreement and as amended from time to time, are herein called the “By-Laws”);

(iii)             Prospectus and Statement of Additional Information of the Fund, as amended from time to time; and

(iv)             A summary of the basis for the Board’s approval of the engagement of the Sub-Adviser as a sub-adviser to the Fund.

(c)                For purposes of this Section 2(b), the filing of a document with the Securities and Exchange Commission (“SEC”) such that it becomes publicly available on the SEC’s EDGAR database shall constitute delivery to the Sub-Adviser of such document.

3.                  Fund Expenses

(a)                Responsibility for Fund Fees and Expenses; Unified Fee Arrangement. During the term of this Agreement, the Sub-Adviser shall pay all of the expenses of the Fund, such expenses including but not limited to the Adviser’s management fee, transfer agent fees, administrative fees and expenses, custodian fees, legal fees, accounting fees, any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares, expenses of registering or qualifying shares for sale, transfer taxes, all expenses of preparing the Trust’s registration statement and prospectus for the Fund, and the cost of printing and delivering to shareholders prospectuses and reports, the Fund’s proportionate share of trustees’ fees and insurance costs; provided, however, that the Sub-Adviser will not be responsible under this paragraph for the fee payment to the Sub-Adviser under Section 5 of this Agreement, payments under the Fund’s 12b-1 plan (if any), brokerage expenses, taxes, interest, litigation expenses and other non-routine and extraordinary expenses of the Fund.

(b)               Projected Fees and Expenses. A summary of the categories of projected fees and expenses that the Sub-Adviser will be responsible for under this Agreement is attached hereto as Exhibit A. Such summary may be supplemented or amended from time to time by the Adviser and the Trust.

(c)                Sub-Adviser Personnel and Expenses. The Sub-Adviser agrees, at its own expense or at the expense of one or more of its affiliates, to render the Services and to provide the office space, furnishings, equipment and personnel as may be reasonably required to perform the Services on the terms and for the compensation provided herein.

4.                  Custody and Brokerage Selection.

(a)                Custodian. The Trust will establish and maintain an account with a custodian chosen by the Trust (the “Custodian”). The Trust, the Fund, and the Adviser agree to cooperate with the Sub-Adviser and the Custodian in taking all such action as may be necessary or advisable to establish the Sub-Adviser’s and the Custodian’s authority with respect to the management of the cash, securities, and other property in the account.

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(b)               Selecting Brokers; Best Execution. Subject to the oversight of the Adviser and the Rules, the Sub-Adviser is authorized to select brokers or dealers that will execute the purchases and sales of portfolio securities for the Fund. With respect to brokerage selection, the Sub-Adviser shall seek to obtain the best execution and overall terms for Fund transactions, which is a combination of price, quality of execution and other factors. The Sub-Adviser may, in its discretion, purchase and sell portfolio securities from and to brokers and dealers who provide the Sub-Adviser with brokerage, research, analysis, advice and similar services, and the Sub-Adviser may pay to these brokers and dealers, in return for such services, a higher commission or spread than may be charged by other brokers and dealers, provided that the Sub-Adviser determines in good faith that such commission is reasonable in terms either of that particular transaction or of the overall responsibility of the Sub-Adviser to the Fund and its other clients and that the total commission paid by the Fund will be reasonable in relation to the benefits to the Fund and its other clients over the long-term. The Sub-Adviser will promptly communicate to the officers and the trustees of the Trust such information relating to portfolio transactions as they may reasonably request.

(c)                Affiliated Brokerage. The Sub-Adviser is authorized to direct portfolio transactions to a broker that is an affiliated person of the Adviser, the Sub-Adviser or other sub-advisers to the Fund (if any), or the Fund in accordance with such standards and procedures as may be approved by the Trust in accordance with the Rules. Any transaction placed with an affiliated broker must (i) represent best execution, and (ii) may not be a principal transaction.

(d)               Aggregated Transactions. The Sub-Adviser is authorized to aggregate or “bunch” purchase or sale orders for the Fund with orders for various other clients when it believes that such action is in the best interests of the Fund and all other such clients. In such an event, allocation of the securities purchased or sold will be made by the Sub-Adviser in accordance with the Sub-Adviser’s written policy, and the Sub-Adviser will allocate securities so purchased or sold, as well as the expenses incurred in the transaction, in a manner the Sub-Adviser reasonably considers to be equitable and consistent with the Rules and its fiduciary obligations to the Fund and such other clients under the circumstances..

5.                  Compensation of Sub-Adviser

(a)                Sub-Advisory Fee. The Fund shall pay to the Sub-Adviser from the Fund’s assets the annual fee shown on Exhibit B, attached hereto. The Sub-Adviser shall look exclusively to the assets of the Fund for payment of the Sub-Adviser’s fee. Except as may otherwise be prohibited by law or regulation (including any then current SEC staff interpretations), the Sub-Adviser may, in its sole discretion and from time to time, waive a portion of its fee.

(b)               Inconsistencies. If there is any inconsistency between a provision in this Agreement, including the Schedules, and a provision in the Advisory Agreement related to the Sub-Adviser’s fees, this Agreement and the Schedules thereto will prevail to the extent of the inconsistency.

(c)                Effect of Termination. If this Agreement is terminated prior to the end of any calendar month, the Sub-Adviser’s fee shall be prorated for the portion of any month in which

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this Agreement is in effect according to the proportion which the number of calendar days during which the Agreement is in effect bears to the number of calendar days in the month, and shall be payable within 20 days after the date of termination.

6.                  Non-Exclusive Services. The services to be rendered by the Sub-Adviser to the Trust on behalf of the Fund under the provisions of this Agreement are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby. Without limiting the foregoing, the Sub-Adviser may engage in other businesses, may render investment advisory services to other investment companies, or to any other corporation, association, firm, entity or individual, and may render other services to the Trust on behalf of the Fund or to any other investment company, corporation, association, firm, entity or individual.

7.                  Limits of Liability. The Sub-Adviser shall have no liability to the Fund, its shareholders, the Trust, the Adviser or any of their respective creditors for any error of judgment, mistake of law, or for any loss arising out of any investment, or for any other act or omission in the performance of its obligations to the Fund not involving willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties hereunder. It is agreed that the Sub-Adviser shall have no responsibility or liability for the accuracy or completeness of the Trust's registration statement under the 1940 Act or the Securities Act of 1933, as amended (“1933 Act”), except for information supplied by the Sub-Adviser for inclusion therein.

8.                  Term of Agreement.

(a)                Initial Term; Renewal. This Agreement shall be executed and become effective as of the date written below if approved by (i) the board of trustees of the Trust (the “Board”), including a majority of the Trustees who are not parties to this Agreement or interested persons of such party (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval; and (ii) the vote of a majority of the outstanding voting securities of the Fund. It shall continue in effect for a period of two years and may be renewed annually thereafter only so long as such renewal and continuance is specifically approved as required by the 1940 Act (currently, at least annually by the Board or by vote of a majority of the outstanding voting securities of the Fund and only if the terms and the renewal hereof have been approved by the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval).

(b)               Amendments. No amendment to this Agreement shall be effective unless the terms thereof have been approved as required by the 1940 Act (currently, by the vote of a majority of the outstanding voting securities of a Fund unless such shareholder approval would not be required under applicable interpretations of the 1940 Act, and by the vote of a majority of Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval).

(c)                Termination. Notwithstanding whatever may be provided herein to the contrary, this Agreement may be terminated at any time, without payment of any penalty:

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(i)                 By vote of a majority of the Board, or by vote of a majority of the outstanding voting securities of the Fund, or by the Adviser, in each case, upon sixty (60) days’ written notice to the Sub-Adviser;

(ii)               By any party upon breach by the other party of any representation, warranty or covenant contained in Section 10 hereof, which shall not have been cured within twenty (20) days of the Sub-Adviser’s receipt of written notice of such breach; or

(iii)             By the Sub-Adviser upon sixty (60) days’ written notice to the Adviser and the Board.

(d)               Automatic Termination. This Agreement shall terminate automatically and immediately in the event of its assignment, or in the event of a termination of the Advisory Agreement with the Trust upon notice to the Sub-Adviser. As used in this Section 8, the terms “assignment” and “vote of a majority of the outstanding voting securities” shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to such exceptions as may be granted by the SEC under the 1940 Act.

9.                  Indemnification.

(a)                The Sub-Adviser shall indemnify and hold harmless the Adviser, the Trust, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the Investment Company Act) and all controlling persons (as described in Section 15 of the 1933 Act) from and against any and all claims, losses, liabilities or damages (including reasonable attorney’s fees and other related expenses) however arising from or in connection with the performance of the Sub-Adviser’s obligations under this Agreement to the extent resulting from or relating to Sub-Adviser’s own willful misfeasance, fraud, bad faith or gross negligence, or to the reckless disregard of its duties under this Agreement.

(b)               The Trust shall, to the fullest extent permitted by law, indemnify and hold harmless the Sub-Adviser and all affiliated persons thereof (within the meaning of Section 2(a)(3) of the Investment Company Act) and all controlling persons (as described in Section 15 of the 1933 Act) from and against any and all claims, losses, liabilities or damages (including reasonable attorney’s fees and other related expenses) however arising from or in connection with the performance of the Trust’s obligations under this Agreement to the extent resulting from or relating to the Trust’s own willful misfeasance, fraud, bad faith or gross negligence, or to the reckless disregard of its duties under this Agreement.

(c)                Notwithstanding anything to the contrary contained herein, no party to this Agreement shall be responsible or liable for its failure to perform under this Agreement or for any losses to the Assets resulting from any event beyond the reasonable control of such party or its agents, including, but not limited to, nationalization, expropriation, devaluation, seizure or similar action by any governmental authority, de facto or de jure; or enactment, promulgation, imposition or enforcement by any such governmental authority of currency restrictions, exchange controls, levies or other charges affecting the Assets; or the breakdown, failure or malfunction of any utilities or telecommunications systems; or any order or regulation of any banking or securities industry including changes in market rules and market conditions affecting the execution or settlement of transactions; or acts or war, terrorism, insurrection or revolution; or acts of God, or any other similar event. In no event, shall any party be responsible for incidental, consequential or punitive damages hereunder. Notwithstanding the foregoing, nothing in this paragraph shall reduce any responsibility or liability for any failure to perform resulting from a party’s

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failure to establish, maintain, implement or follow reasonably designed cyber-security and disaster recovery programs, policies and procedures.

(d)               The provisions of this Section 9 shall survive the termination of this Agreement.

10.              Representations, Warranties and Covenants.

(a)                Adviser. The Adviser hereby represents, warrants and covenants to the Sub-Adviser as follows: (i) the Adviser is a limited liability company duly organized and in good standing under the laws of the State of Delaware and is fully authorized to enter into this Agreement and carry out its duties and obligations hereunder; and (ii) the Adviser is registered as an investment adviser under the Advisers Act, and shall maintain such registration in effect at all times during the term of this Agreement.

(b)               Sub-Adviser. The Sub-Adviser hereby represents, warrants and covenants to the Adviser and the Trust as follows: (i) the Sub-Adviser is a limited liability company duly organized and in good standing under the laws of the State of New York and is fully authorized to enter into this Agreement and carry out its duties and obligations hereunder; (ii) the Sub-Adviser is registered as an investment adviser under the Advisers Act, and shall maintain such registration in effect at all times during the term of this Agreement; (iii) the Sub-Adviser shall on an annual basis, promptly after its completion, provide the Trust and the Adviser with the Sub-Adviser’s written report demonstrating its compliance with, Rule 206(4)-7 under the Advisers Act; and (iv) the Sub-Adviser will provide accurate and complete information upon reasonable request from the Adviser or the Trust in connection with (y) the preparation of the registration statement or other documents for the Fund and (z) the compliance obligations of the Trust.

(c)                Trust. The Trust hereby represents, warrants and covenants to the Sub-Adviser as follows: (i) the Trust has been duly organized as a statutory trust under the laws of the State of Delaware and is authorized to enter into this Agreement and carry out its terms; (ii) the Trust is registered as an investment company under the 1940 Act; (iii) shares of the Trust are registered for offer and sale (or will be before any such offer or sale) to the public under the 1933 Act; and (iv) such registrations will be kept in effect during the term of this Agreement.

11.              Notice of Changes in Business Structure or Operations. The Sub-Adviser shall provide the Adviser and the Trust with notice, as well as any related documentation reasonably requested by the Adviser or the Trust, upon:

(i)                 any material adverse change in the Sub-Adviser’s business or financial condition;

(ii)               any material change in the Sub-Adviser’s ownership (including, without limitation, any change that would result in the assignment of this Agreement);

(iii)             any event or occurrence known to the Sub-Adviser that would make information previously provided by the Sub-Adviser to the Adviser or Trust untrue;

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(iv)             the Sub-Adviser’s receipt from any regulator or other governmental authority to which the Sub-Adviser is subject of any lawsuit, notice of any investigation or order; or

(v)               any final judgments or material settlements involving the Sub-Adviser and its provision of investment advisory services.

12.              Confidentiality.

(a)                Subject to the duty of the Adviser or Sub-Adviser to comply with applicable law and regulation, including any demand or request of any regulatory, governmental or tax authority having jurisdiction, the Adviser and the Trust will treat as confidential all non-public information pertaining to the Sub-Adviser’s investment advisory services to the Adviser and the Fund hereunder.

(b)               Consistent with the foregoing, the parties acknowledge and agree that:

(i)                 any investment advice supplied by the Sub-Adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Adviser, the Fund, the Trust, or such persons as the Adviser may designate in connection with the Fund;

(ii)               any information supplied to the Sub-Adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Sub-Adviser, its affiliates and agents in connection with its obligation to provide investment advice and other services to the Fund and to assist or enable the effective management of the Adviser’s and the Fund’s overall relationship with the Sub-Adviser and its affiliates; and

(iii)             all nonpublic personal information with regard to shareholders in the Fund shall be deemed proprietary and confidential information of the Adviser, and that the Sub-Adviser, to the extent that it receives such information, shall use such information solely in the performance of its duties and obligations under this Agreement and shall take reasonable steps to safeguard the confidentiality of such information.

(c)                The Sub-Adviser shall maintain and enforce adequate security and oversight procedures with respect to all materials, records, documents and data relating to any of its responsibilities pursuant to this Agreement including all means for the effecting of investment transactions.

13.              Use of the Name “InfraCap”. The Trust and the Adviser acknowledge that, as between the Trust, the Fund and the Adviser, on the one hand, and the Sub-Adviser, on the other hand, the Sub-Adviser owns and controls the term “InfraCap”. The Sub-Adviser grants to the Fund a world-wide, non-exclusive, fully-paid and royalty free license to use the name “InfraCap” in the name of the Fund for the duration of this Agreement and any extensions or renewals thereof. Such license may, upon termination of this Agreement, be terminated by the Sub-Adviser, in which

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event the Fund shall promptly take whatever action may be necessary (including calling a meeting of its Board of Trustees or shareholders) to change its name and to discontinue any further use of the name “InfraCap” in the name of the Fund or otherwise. The name “InfraCap” may be used or licensed by the Sub-Adviser in connection with any of its activities, or licensed by the Sub-Adviser to any other party.

14.              Binding Agreement. This Agreement shall extend to and bind the heirs, executors, administrators and successors of the parties hereto.

15.              Certain Definitions. For the purposes of this Agreement, the terms “vote of a majority of the outstanding voting securities” and “assignment” shall have the meaning defined in the 1940 Act and the rules and interpretations thereunder.

16.              Governing Law. This Agreement shall be governed by New York law, excluding the laws on conflicts of laws. To the extent that the applicable laws of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the latter shall control, and nothing herein shall be construed in a manner inconsistent with the 1940 Act or any rule or order of the Commission thereunder. Any provision of this Agreement which may be determined by competent authority to be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. In such case, the parties shall in good faith modify or substitute such provision consistent with the original intent of the parties.

17.              Notices. Any notice required or permitted to be given by either party to the other shall be in writing and shall be deemed to have been given when sent by registered or certified mail, postage prepaid, return receipt requested, as follows:

Notice to the Adviser shall be sent to: Etfis Capital LLC 6 E. 39th Street, 10th Floor New York, NY 10016 Attention: Brinton W. Frith	Notice to the Trust shall be sent to: ETFis Series Trust I 6 E. 39th Street, 10th Floor New York, NY 10016 Attention: William J. Smalley
Notice to the Sub-Adviser shall be sent to: Infrastructure Capital Advisors, LLC 1325 Avenue of the Americas, 28th Floor New York, NY 10019 Attention: Edward F. Ryan

18.              Miscellaneous.

(a)                This Agreement constitutes the entire Agreement of the parties hereto.

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(b)               This Agreement is executed by the Trust with respect to the Fund and the obligations hereunder are not binding upon any of the Trustees, officers or shareholders of the Fund individually, but are binding only upon the Fund to which such obligations pertain and the assets and property of the Fund.

(c)                This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original agreement but such counterparts shall together constitute but one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed in duplicate original by their officers thereunto duly authorized as of the day and year first written above.

ETFIS SERIES TRUST I	INFRASTRUCTURE CAPITAL ADVISORS, LLC

William J. Smalley, President	Edward F. Ryan, Chief Financial Officer

ETFIS CAPITAL LLC

Brinton W. Frith, Chief Executive Officer
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Exhibit A

Projected Fees and Expenses

PRIMARY FUND EXPENSES

Fund Accounting

Fund Administration

Fund Distribution

Transfer Agency

Custodian

SHAREHOLDER SERVICING EXPENSES

Express Mailings

Postage

Sub-Transfer Agent (Omnibus) or Super Market Fees

Anti-Money Laundering – CIP

Anti-Money Laundering Audit

PROFESSIONAL EXPENSES

Legal

Audit & Tax

Chief Compliance Officer; Compliance Services

INSURANCE EXPENSES

D&O/E&O Insurance

Fidelity Bond

TRUSTEE EXPENSES

Trustee Regular Meeting Fees

Trustee Special Meeting Fees

Trustee Meeting Expenses and Reimbursements

REGISTRATION AND FILING EXPENSES

Fulfillment and Filing

Delaware Statutory Trust

Blue Sky Filing

Rule 24F-2 Registration

Exchange Listing

Exchange IOPV

PRINTING EXPENSES

Financial Statement Printing

IRA Document Printing

Prospectus Printing

Other Printing

OTHER OPERATING EXPENSES

ICI Dues

Operating Reimbursements

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Exhibit B

Sub-Adviser’s Fee

The Fund shall pay to the Sub-Adviser on or before the tenth (10th) day of each month a fee equal to an annualized rate of 95 basis points (0.95%) of the daily average net assets of Fund. Upon any termination of this Agreement on a day other than the last day of the month the fee for the period from the beginning of the month in which termination occurs to the date of termination shall be prorated according to the proportion which such period bears to the full month.

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Exhibit C

FORM OF PROPOSED NEW INVESTMENT SUB-ADVISORY AGREEMENT

BY AND AMONG

THE TRUST, ON BEHALF OF THE BIOSHARES BIOTECHNOLOGY PRODUCTS

FUND AND BIOSHARES BIOTECHNOLOGY CLINICAL TRIALS FUND, THE

ADVISER AND LIFESCI INDEX PARTNERS, LLC

THIS AGREEMENT is made, effective as of _________, by and between ETFis Series Trust I (the “Trust”), a Delaware statutory trust, on behalf of the ______ (the “Fund”), Etfis Capital LLC, a Delaware limited liability company (the “Adviser”) and LifeSci Index Partners, LLC, a Delaware limited liability company (the “Sub-Adviser”).

W I T N E S S E T H:

WHEREAS, the Trust has been organized and operates as an investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and engages in the business of investing and reinvesting its assets in securities and other investments; and

WHEREAS, each of Adviser and Sub-Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”);

WHEREAS, Adviser has been selected as investment adviser for the Fund by the Trust and has entered into an agreement with the Trust on behalf of the Fund (the “Advisory Agreement”) to provide investment advisory services to the Fund; and

WHEREAS, Sub-Adviser has been selected as sub-adviser for the Fund by the Trust and the Adviser on the terms described herein;

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the sufficiency of which is hereby acknowledged, and each of the parties hereto intending to be legally bound, it is agreed as follows:

1.                  Obligations of the Sub-Adviser.

(a)                Services. Subject to the oversight of the Adviser, the Sub-Adviser agrees to perform the following services (the “Services”) for the Trust and the Fund:

(i)                 manage the investment and reinvestment of the assets of the Fund;

(ii)               determine, in its discretion, the securities to be purchased, retained or sold (and implement those decisions) with respect to the Fund;

(iii)             vote proxies on behalf of the Fund;

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(iv)             make available to the Trust, the Fund and the Adviser all records concerning the Sub-Adviser’s activities under this Agreement that the Sub-Adviser is required to maintain under applicable law (“Required Sub-Adviser Records”); and

(v)               render regular reports as agreed upon by the parties to the Adviser and the Trust’s trustees and officers concerning the Sub-Adviser’s discharge of the foregoing responsibilities.

(b)               Manner of Discharging Services. The Sub-Adviser shall discharge the foregoing responsibilities subject to the oversight of the Adviser and the trustees and officers of the Trust and in compliance with (i) the Fund’s objectives, policies, and limitations as set forth in its prospectus and statement of additional information, as the same may be amended from time to time; and (ii) all applicable laws and regulations (hereinafter collectively referred to as the “Rules”). All Services to be furnished by the Sub-Adviser under this Agreement may be furnished through the medium of any directors, managers, officers or employees (or the equivalent) of the Sub-Adviser or through such other parties (including, without limitation and subject to approval by the Adviser and the Trust under the Rules, one or more third party sub-advisers) as the Sub-Adviser may determine (and, if applicable, engage) from time to time.

(c)                Books and Records. All Required Sub-Adviser Records maintained by the Sub-Adviser for the Trust and the Fund under this Agreement shall be the property of the Trust and the Fund and, upon request therefor, the Sub-Adviser shall surrender to the Trust and the Fund or the Adviser such Required Sub-Adviser Records so requested; provided, however, that the Sub-Adviser may retain a copy of such Required Sub-Adviser Records.

(d)               Fair Value. The fair valuation of securities in the Fund may be required when the Adviser becomes aware of significant events that may affect the pricing of all or a portion of the Fund’s portfolio. The Sub-Adviser will provide assistance in determining the fair value of the Assets, as necessary and reasonably requested by the Adviser or its agent, and use reasonable efforts to arrange for the provision of valuation information or a price(s) from a party(ies) independent of the Sub-Adviser if market prices are not readily available, it being understood that the Sub-Adviser will not be responsible for determining the value of any such security.

2.                  Obligations of the Adviser.

(a)                Duties of the Adviser. The Adviser shall continue to have responsibility for all services to be provided to the Fund pursuant to the Advisory Agreement and shall oversee and review the Sub-Adviser’s performance of its duties under this Agreement.

(b)               Delivery of Documents. The Adviser has delivered to the Sub-Adviser copies of each of the following documents:

(i)                 Trust’s Agreement and Declaration of Trust (such Agreement and Declaration of Trust, as in effect on the date of this Agreement and as amended from time to time, herein called the “Declaration of Trust”);

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(ii)               By-Laws of the Trust (such By-Laws, as in effect on the date of this Agreement and as amended from time to time, are herein called the “By-Laws”);

(iii)             Prospectus and Statement of Additional Information of the Fund, as amended from time to time; and

(iv)             A summary of the basis for the Board’s approval of the engagement of the Sub-Adviser as a sub-adviser to the Fund.

For purposes of this Section 2(b), the filing of a document with the Securities and Exchange Commission (“SEC”) such that it becomes publicly available on the SEC’s EDGAR database shall constitute delivery to the Sub-Adviser of such document.

3.                  Fund Expenses.

(a)                Responsibility for Fund Fees and Expenses; Unified Fee Arrangement. During the term of this Agreement, the Sub-Adviser shall pay all of the expenses of the Fund, such expenses including but not limited to transfer agent fees, administrative fees and expenses, custodian fees, legal fees, accounting fees, any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares, expenses of registering or qualifying shares for sale, transfer taxes, all expenses of preparing the Trust’s registration statement and prospectus for the Fund, the cost of printing and delivering to shareholders prospectuses and reports, the Fund’s proportionate share of trustees’ fees and insurance costs; provided, however, that the Sub-Adviser will not be responsible under this paragraph for the fee payment to the Sub-Adviser under Section 5 of this Agreement, payments under the Fund’s 12b-1 plan (if any), brokerage expenses, taxes, interest, litigation expenses and other non-routine and extraordinary expenses of the Fund.

(b)               Fees to Adviser Affiliates. The Sub-Adviser shall pay to the Adviser an annual fee shown on Exhibit A. Exhibit A sets forth the fees and expenses paid by the Sub-Adviser to each affiliate of the Adviser (“Adviser Affiliate”). The Adviser agrees that the fees and expenses set forth in Exhibit A will not increase during the term of this Agreement unless such increase is agreed upon in writing by the Adviser and Sub-Adviser. The Adviser further agrees and represents that it will provide the Sub-Adviser with written notification prior to entering into an arrangement with a service provider not engaged at the time of this Agreement that would increase the fees, expenses or any other amount to be paid by the Sub-Adviser.

(c)                Projected Fees and Expenses. A summary of the categories of projected fees and expenses that the Sub-Adviser will be responsible for under this Agreement is attached hereto as Exhibit B. Such summary may be supplemented or amended from time to time by the Adviser and the Trust.

(d)               Sub-Adviser Personnel and Expenses. The Sub-Adviser agrees, at its own expense or at the expense of one or more of its affiliates, to render the Services and to provide the office space, furnishings, equipment and personnel as may be reasonably required to perform the Services on the terms and for the compensation provided herein.

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4.                  Custody and Brokerage Selection.

(a)                Custodian. The Trust will establish and maintain an account with a custodian chosen by the Trust (the “Custodian”). The Trust, the Fund, and the Adviser agree to cooperate with the Sub-Adviser and the Custodian in taking all such action as may be necessary or advisable to establish the Sub-Adviser’s and the Custodian’s authority with respect to the management of the Fund’s cash, securities, and other property in the account.

(b)               Selecting Brokers; Best Execution. Subject to the oversight of the Adviser and the Rules, the Sub-Adviser is authorized to select brokers or dealers that will execute the purchases and sales of portfolio securities for the Fund. With respect to brokerage selection, the Sub-Adviser will use its best efforts to seek the best execution and overall terms for Fund transactions. The Sub-Adviser may, in its discretion, purchase and sell portfolio securities from and to brokers and dealers who provide the Sub-Adviser with brokerage, research, analysis, advice and similar services, and the Sub-Adviser may pay to these brokers and dealers, in return for such services, a higher commission or spread than may be charged by other brokers and dealers, provided that the Sub-Adviser determines in good faith that such commission is reasonable in terms either of that particular transaction or of the overall responsibility of the Sub-Adviser to the Fund and its other clients and that the total commission paid by the Fund will be reasonable in relation to the benefits to the Fund and its other clients over the long-term. The Sub-Adviser will promptly communicate to the officers and the trustees of the Trust such information relating to portfolio transactions as they may reasonably request.

(c)                Affiliated Brokerage. The Sub-Adviser is authorized to direct portfolio transactions to a broker that is an affiliated person of the Adviser, the Sub-Adviser or other sub-advisers to the Fund (if any), or the Fund in accordance with such standards and procedures as may be approved by the Trust in accordance with the Rules. Any transaction placed with an affiliated broker must (i) represent best execution, and (ii) may not be a principal transaction.

(d)               Aggregated Transactions. The Sub-Adviser is authorized to aggregate or “bunch” purchase or sale orders for the Fund with orders for various other clients when it deems that such action is in the best interests of the Fund and all other such clients. In such an event, allocation of the securities purchased or sold will be made by the Sub-Adviser in accordance with the Sub-Adviser’s written policy, and the Sub-Adviser will allocate securities so purchased or sold, as well as the expenses incurred in the transaction, in a manner the Sub-Adviser reasonably considers to be equitable and consistent with the Rules and its fiduciary obligations to the Fund and such other clients under the circumstances.

5.                  Compensation of Sub-Adviser.

(a)                Sub-Advisory Fee. The Fund shall pay to the Sub-Adviser from the Fund’s assets an annual fee shown on Exhibit C which is attached and made part of this Agreement. The Sub-Adviser shall look exclusively to the assets of the Fund for payment of the Sub-Adviser’s fee. Except as may otherwise be prohibited by law or regulation (including any then current SEC staff interpretations), the Sub-Adviser may, in its sole discretion and from time to time, waive a portion of its fee.

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(b)               Inconsistencies. If there is any inconsistency between a provision in this Agreement, including the Schedules, and a provision in the Advisory Agreement related to the Sub-Adviser’s fees, this Agreement and the Schedules thereto will prevail to the extent of the inconsistency.

(c)                Effect of Termination. If this Agreement is terminated prior to the end of any calendar month, the Sub-Adviser’s fee shall be prorated for the portion of any month in which this Agreement is in effect according to the proportion which the number of calendar days during which the Agreement is in effect bears to the number of calendar days in the month, and shall be payable within 20 days after the date of termination.

6.                  Non-Exclusive Services. The services to be rendered by the Sub-Adviser to the Trust on behalf of the Fund under the provisions of this Agreement are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby. Without limiting the foregoing, the Sub-Adviser may engage in other businesses, may render investment advisory services to other investment companies, or to any other corporation, association, firm, entity or individual, and may render other services to the Trust on behalf of the Fund or to any other investment company, corporation, association, firm, entity or individual.

7.                  Limits of Liability. The Sub-Adviser shall have no liability to the Fund, its shareholders, the Trust, the Adviser or its creditors for any error of judgment, mistake of law, or for any loss arising out of any investment, or for any other act or omission in the performance of its obligations to the Fund not involving willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties hereunder. It is agreed that the Sub-Adviser shall have no responsibility or liability for the accuracy or completeness of the Trust's registration statement under the 1940 Act or the Securities Act of 1933 (“1933 Act”), except for information supplied by the Sub-Adviser for inclusion therein.

8.                  Term of Agreement.

(a)                Initial Term; Renewal. This Agreement shall be executed and become effective as of the date written below if approved by (i) the board of trustees of the Trust (the “Board”), including a majority of the Trustees who are not parties to this Agreement or interested persons of such party (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval; and (ii) the vote of a majority of the outstanding voting securities of the Fund. It shall continue in effect for a period of two years and may be renewed annually thereafter only so long as such renewal and continuance is specifically approved as required by the 1940 Act (currently, at least annually by the Board or by vote of a majority of the outstanding voting securities of the Fund and only if the terms and the renewal hereof have been approved by the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval).

(b)               Amendments. No amendment to this Agreement shall be effective unless the terms thereof have been approved as required by the 1940 Act (currently, by the vote of a majority of the outstanding voting securities of a Fund unless such shareholder approval would not be required under applicable interpretations of the 1940 Act, and by the vote of a majority of

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Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval).

(c)                Termination. Notwithstanding whatever may be provided herein to the contrary, this Agreement may be terminated at any time, without payment of any penalty:

(i)                 By vote of a majority of the Board, or by vote of a majority of the outstanding voting securities of the Fund, or by the Adviser, in each case, upon sixty (60) days’ written notice to the Sub-Adviser;

(ii)               By any party upon breach by the other party of any representation, warranty or covenant contained in Section 10 hereof, which shall not have been cured within twenty (20) days of the Sub-Adviser’s receipt of written notice of such breach; or

(iii)             By the Sub-Adviser upon sixty (60) days’ written notice to the Adviser and the Board.

This Agreement shall terminate automatically and immediately in the event of its assignment, or in the event of a termination of the Advisory Agreement with the Trust upon notice to the Sub-Adviser. As used in this Section 8, the terms “assignment” and “vote of a majority of the outstanding voting securities” shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to such exceptions as may be granted by the SEC under the 1940 Act.

9.                  Indemnification.

(a)                The Sub-Adviser shall indemnify and hold harmless the Adviser, the Trust, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the Investment Company Act) and all controlling persons (as described in Section 15 of the 1933 Act) from and against any and all claims, losses, liabilities or damages (including reasonable attorney’s fees and other related expenses) however arising from or in connection with the performance of the Sub-Adviser’s obligations under this Agreement to the extent resulting from or relating to Sub-Adviser’s own willful misfeasance, fraud, bad faith or gross negligence, or to the reckless disregard of its duties under this Agreement.

(b)               The Trust shall, to the fullest extent permitted by law, indemnify and hold harmless the Sub-Adviser and all affiliated persons thereof (within the meaning of Section 2(a)(3) of the Investment Company Act) and all controlling persons (as described in Section 15 of the 1933 Act) from and against any and all claims, losses, liabilities or damages (including reasonable attorney’s fees and other related expenses) however arising from or in connection with the performance of the Trust’s obligations under this Agreement to the extent resulting from or relating to the Trust’s own willful misfeasance, fraud, bad faith or gross negligence, or to the reckless disregard of its duties under this Agreement.

(c)                Notwithstanding anything to the contrary contained herein, no party to this Agreement shall be responsible or liable for its failure to perform under this Agreement or for any losses to the Assets resulting from any event beyond the reasonable control of such party or its agents, including, but not limited to, nationalization, expropriation, devaluation, seizure or similar

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action by any governmental authority, de facto or de jure; or enactment, promulgation, imposition or enforcement by any such governmental authority of currency restrictions, exchange controls, levies or other charges affecting the Assets; or the breakdown, failure or malfunction of any utilities or telecommunications systems; or any order or regulation of any banking or securities industry including changes in market rules and market conditions affecting the execution or settlement of transactions; or acts or war, terrorism, insurrection or revolution; or acts of God, or any other similar event. In no event, shall any party be responsible for incidental, consequential or punitive damages hereunder. Notwithstanding the foregoing, nothing in this paragraph shall reduce any responsibility or liability for any failure to perform resulting from a party’s failure to establish, maintain, implement or follow reasonably designed cyber-security and disaster recovery programs, policies and procedures.

(d)               The provisions of this Section 9 shall survive the termination of this Agreement.

10.              Representations, Warranties and Covenants

(a)                Adviser. The Adviser hereby represents, warrants and covenants to the Sub-Adviser as follows: (i) the Adviser is a limited liability company duly organized and in good standing under the laws of the State of Delaware and is fully authorized to enter into this Agreement and carry out its duties and obligations hereunder; and (ii) the Adviser is registered as an investment adviser under the Advisers Act, and shall maintain such registration in effect at all times during the term of this Agreement.

(b)               Sub-Adviser. The Sub-Adviser hereby represents, warrants and covenants to the Adviser and the Trust as follows: (i) the Sub-Adviser is a limited liability company duly organized and in good standing under the laws of the State of Delaware and is fully authorized to enter into this Agreement and carry out its duties and obligations hereunder; (ii) the Sub-Adviser is registered as an investment adviser under the Advisers Act, and shall maintain such registration in effect at all times during the term of this Agreement; and (iii) the Sub-Adviser will provide accurate and complete information upon reasonable request from the Adviser or the Trust in connection with (y) the preparation of the registration statement or other documents for the Fund and (z) the compliance obligations of the Trust.

(c)                Trust. The Trust hereby represents, warrants and covenants to the Sub-Adviser as follows: (i) the Trust has been duly organized as a statutory trust under the laws of the State of Delaware and is authorized to enter into this Agreement and carry out its terms; (ii) the Trust is registered as an investment company under the 1940 Act; (iii) shares of the Trust are registered for offer and sale (or will be before any such offer or sale) to the public under the 1933 Act; and (iv) such registrations will be kept in effect during the term of this Agreement.

11.              Notice of Changes in Business Structure or Operations. The Sub-Adviser shall provide the Adviser and the Trust with notice, as well as any related documentation reasonably requested by the Adviser or the Trust, upon:

(a)                any material adverse change in the Sub-Adviser’s business or financial condition;

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(b)               any material change in the Sub-Adviser’s ownership (including, without limitation, any change that would result in the assignment of this Agreement);

(c)                any event or occurrence known to the Sub-Adviser that would make information previously provided by the Sub-Adviser to the Adviser or the Trust untrue;

(d)               the Sub-Adviser’s receipt from any regulator or other governmental authority to which the Sub-Adviser is subject of any lawsuit, notice of any investigation or order; or

(e)                any final judgments or material settlements involving the Sub-Adviser and its provision of investment advisory services.

12.              Confidentiality. Subject to the duty of the Adviser or Sub-Adviser to comply with applicable law and regulation, including any demand or request of any regulatory, governmental or tax authority having jurisdiction, the Adviser and the Trust will treat as confidential all non-public information pertaining to the Sub-Adviser’s investment advisory services to the Adviser and the Fund hereunder. It is understood that any investment advice supplied by the Sub-Adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Adviser, the Fund, the Trust, or such persons as the Adviser may designate in connection with the Fund. It is also understood that any information supplied to the Sub-Adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Sub-Adviser, its affiliates and agents in connection with its obligation to provide investment advice and other services to the Fund and to assist or enable the effective management of the Adviser’s and the Fund’s overall relationship with the Sub-Adviser and its affiliates. The parties acknowledge and agree that all nonpublic personal information with regard to shareholders in the Fund shall be deemed proprietary and confidential information of the Adviser, and that the Sub-Adviser, to the extent that it receives such information, shall use such information solely in the performance of its duties and obligations under this Agreement and shall take reasonable steps to safeguard the confidentiality of such information. Further, the Sub-Adviser shall maintain and enforce adequate security and oversight procedures with respect to all materials, records, documents and data relating to any of its responsibilities pursuant to this Agreement including all means for the effecting of investment transactions.

13.              Use of the Name “LifeSci”. The Trust and the Adviser acknowledge that, as between the Trust, the Fund and the Adviser, on the one hand, and the Sub-Adviser, on the other hand, the Sub-Adviser owns and controls the term “LifeSci”. The Sub-Adviser grants to the Fund a world-wide, non-exclusive, fully-paid and royalty free license to use the name “LifeSci” in the name of the Fund for the duration of this Agreement and any extensions or renewals thereof. Such license may, upon termination of this Agreement, be terminated by the Sub-Adviser, in which event the Fund shall promptly take whatever action may be necessary (including calling a meeting of its Board of Trustees or shareholders) to change its name and to discontinue any further use of the name “LifeSci” in the name of the Fund or otherwise. The name “LifeSci” may be used or licensed by the Sub-Adviser in connection with any of its activities, or licensed by the Sub-Adviser to any other party.

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14.              Binding Agreement. This Agreement shall extend to and bind the heirs, executors, administrators and successors of the parties hereto.

15.              Certain Definitions. For the purposes of this Agreement, the terms “vote of a majority of the outstanding voting securities” and “assignment” shall have the meaning defined in the 1940 Act and the rules and interpretations thereunder.

16.              Governing Law. This Agreement shall be governed by New York law, excluding the laws on conflicts of laws. To the extent that the applicable laws of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the latter shall control, and nothing herein shall be construed in a manner inconsistent with the 1940 Act or any rule or order of the Commission thereunder. Any provision of this Agreement which may be determined by competent authority to be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. In such case, the parties shall in good faith modify or substitute such provision consistent with the original intent of the parties.

17.              Notices. Any notice required or permitted to be given by either party to the other shall be in writing and shall be deemed to have been given when sent by registered or certified mail, postage prepaid, return receipt requested, as follows:

Notice to the Adviser shall be sent to: Etfis Capital LLC 6 E. 39th Street, 10th Floor New York, NY 10016 Attention: Brinton W. Frith	Notice to the Trust shall be sent to: ETFis Series Trust I 6 E. 39th Street, 10th Floor New York, NY 10016 Attention: William J. Smalley
Notice to the Sub-Adviser shall be sent to: LifeSci Index Partners, LLC 250 W. 55th Street, Suite 16B New York, New York 10019 Attention: Paul Yook

18.              Miscellaneous.

(a)                This Agreement constitutes the entire Agreement of the parties hereto.

(b)               This Agreement is executed by the Trust with respect to the Fund and the obligations hereunder are not binding upon any of the Trustees, officers or shareholders of the Fund individually, but are binding only upon the Fund to which such obligations pertain and the assets and property of the Fund.

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(c)                This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original agreement but such counterparts shall together constitute but one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed in duplicate original by their officers thereunto duly authorized as of the day and year first written above.

ETFIS SERIES TRUST I	LIFESCI INDEX PARTNERS, LLC

William J. Smalley, President	Paul Yook, Managing Member

ETFIS CAPITAL LLC

Brinton W. Frith, Chief Executive Officer

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Exhibit A

Adviser Affiliates

Affiliate	Services Provided	Per Annum Fee for Fund 1	Per Annum Fee for Fund 2
ETF Issuer Solutions Inc.	Fund Operations and Administration	The greater of $25,000 or 1 BP on average AUM	The greater of $10,000 or 1 BP on average AUM
ETF Distributors LLC	Distribution	Year 1:* The greater of $18,000 or 4 BP on average AUM	Year 1:* The greater of $18,000 or 4 BP on average AUM
		Year 2:** The greater of $30,000 or 4 BP on average AUM	Year 2:** The greater of $30,000 or 4 BP on average AUM
Etfis Capital LLC	Advisor and Trust Services	The greater of $25,000 or 7.5 BP on average AUM	The greater of $10,000 or 7.5 BP on average AUM

*Commencement of Fund public offering to first anniversary of Fund public offering.

** First anniversary of Fund public offering to second anniversary of Fund public offering.

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Exhibit B

Projected Fees and Expenses

PRIMARY FUND EXPENSES

Fund Accounting

Fund Administration

Fund Distribution

Transfer Agency

Custodian

SHAREHOLDER SERVICING EXPENSES

Express Mailings

Postage

Sub-Transfer Agent (Omnibus) or Super Market Fees

Anti-Money Laundering – CIP

Anti-Money Laundering Audit

PROFESSIONAL EXPENSES

Legal

Audit & Tax

Chief Compliance Officer; Compliance Services

TRUSTEE EXPENSES

Trustee Regular Meeting Fees

Trustee Special Meeting Fees

Trustee Meeting Expenses and Reimbursements

INSURANCE EXPENSES

D&O/E&O Insurance

Fidelity Bond

REGISTRATION AND FILING EXPENSES

Fulfillment and Filing

Delaware Statutory Trust

Blue Sky Filing

Rule 24F-2 Registration

Exchange Listing

Exchange IOPV

PRINTING EXPENSES

Financial Statement Printing

IRA Document Printing

Prospectus Printing

Other Printing

OTHER OPERATING EXPENSES

ICI Dues

Operating Reimbursements

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Exhibit C

Sub-Adviser’s Fee

The Fund shall pay to the Sub-Adviser on or before the tenth (10th) day of each month a fee equal to an annualized rate of 85 basis points (0.85%) of the daily average net assets of Fund. Upon any termination of this Agreement on a day other than the last day of the month the fee for the period from the beginning of the month in which termination occurs to the date of termination shall be prorated according to the proportion which such period bears to the full month.

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BIOSHARES BIOTECHNOLOGY CLINICAL TRIALS FUND (BBC) A SERIES OF ETF SERIES TRUST I PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD MAY 15, 2015 THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED By signing this Proxy Card (reverse side), the undersigned revokes all prior proxies (if any) and hereby appoints William J. Smalley and Brinton Frith, and each of them, with full powers of substitution and revocation, as proxies to vote, as specified on the reverse side, all shares of beneficial interest of Bioshares Biotechnology Clinical Trials Fund (BBC) (the “Fund”), a series of ETFis Series Trust I (the "Trust"), that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Trust to be held at 4:00 p.m., Eastern time, on May 15, 2015 at the offices of the Trust at 6 E. 39th Street, Suite 1003, New York, NY 10016 and at any adjournments or postponement thereof (such meeting and any adjournments or postponements thereof being referred to as the “Special Meeting”). THIS PROXY IS SOLICITED ON BEHALF OF THE FUND’S BOARD OF TRUSTEES, AND EACH PROPOSAL HAS BEEN UNANIMOUSLY APPROVED BY THE BOARD OF TRUSTEES AND RECOMMENDED FOR APPROVAL BY SHAREHOLDERS. THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED “FOR” EACH PROPOSAL. THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION UPON SUCH OTHER BUSINESS NOT CURRENTLY CONTEMPLATED AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENTS THEREOF. THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH PROPOSAL. (Continued and to be signed on the reverse side) PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held May 15, 2015 The Proxy Statement is available at: http://www.viewproxy.com/etfis/2015

Signature (if held jointly) CONTROL NUMBER PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. As a shareholder of Bioshares Biotechnology Clinical Trials Fund (BBC), you have the option of voting your shares electronically through the Internet or by telephone, eliminating the need to return this Proxy Card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the Proxy Card. Votes submitted electronically over the Internet or by telephone must be received by 11:59 p.m., Eastern Standard Time, on May 14, 2015. CONTROL NUMBER PROXY VOTING INSTRUCTIONS Please have your 11 digit control number ready when voting by Internet or Telephone INTERNET Vote Your Proxy on the Internet: Go to www.cesvote.com Have your Proxy Card available when you access the above website. Follow the prompts to vote your shares. TELEPHONE Vote Your Proxy by Phone: Call 1 (888) 693-8683 Use any touch-tone telephone to vote your proxy. Have your Proxy Card available when you call. Follow the voting instructions to vote your shares. MAIL Vote Your Proxy by Mail: Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.

BIOSHARES BIOTECHNOLOGY PRODUCTS FUND (BBP) A SERIES OF ETF SERIES TRUST I PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD MAY 15, 2015 THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED By signing this Proxy Card (reverse side), the undersigned revokes all prior proxies (if any) and hereby appoints William J. Smalley and Brinton Frith, and each of them, with full powers of substitution and revocation, as proxies to vote, as specified on the reverse side, all shares of beneficial interest of Bioshares Biotechnology Products Fund (BBP) (the “Fund”), a series of ETFis Series Trust I (the "Trust"), that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Trust to be held at 4:00 p.m., Eastern time, on May 15, 2015 at the offices of the Trust at 6 E. 39th Street, Suite 1003, New York, NY 10016 and at any adjournments or postponement thereof (such meeting and any adjournments or postponements thereof being referred to as the “Special Meeting”). THIS PROXY IS SOLICITED ON BEHALF OF THE FUND’S BOARD OF TRUSTEES, AND EACH PROPOSAL HAS BEEN UNANIMOUSLY APPROVED BY THE BOARD OF TRUSTEES AND RECOMMENDED FOR APPROVAL BY SHAREHOLDERS. THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED “FOR” EACH PROPOSAL. THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION UPON SUCH OTHER BUSINESS NOT CURRENTLY CONTEMPLATED AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENTS THEREOF. THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH PROPOSAL. (Continued and to be signed on the reverse side) PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held May 15, 2015 The Proxy Statement is available at: http://www.viewproxy.com/etfis/2015

Signature (if held jointly) CONTROL NUMBER PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. As a shareholder of Bioshares Biotechnology Products Fund (BBP), you have the option of voting your shares electronically through the Internet or by telephone, eliminating the need to return this Proxy Card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the Proxy Card. Votes submitted electronically over the Internet or by telephone must be received by 11:59 p.m., Eastern Standard Time, on May 14, 2015. CONTROL NUMBER PROXY VOTING INSTRUCTIONS Please have your 11 digit control number ready when voting by Internet or Telephone INTERNET Vote Your Proxy on the Internet: Go to www.cesvote.com Have your Proxy Card available when you access the above website. Follow the prompts to vote your shares. TELEPHONE Vote Your Proxy by Phone: Call 1 (888) 693-8683 Use any touch-tone telephone to vote your proxy. Have your Proxy Card available when you call. Follow the voting instructions to vote your shares. MAIL Vote Your Proxy by Mail: Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.

InfraCap MLP ETF (AMZA) A SERIES OF ETF SERIES TRUST I PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD MAY 15, 2015 THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED By signing this Proxy Card (reverse side), the undersigned revokes all prior proxies (if any) and hereby appoints William J. Smalley and Brinton Frith, and each of them, with full powers of substitution and revocation, as proxies to vote, as specified on the reverse side, all shares of beneficial interest of InfraCap MLP ETF (AMZA) (the “Fund”), a series of ETFis Series Trust I (the "Trust"), that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Trust to be held at 4:00 p.m., Eastern time, on May 15, 2015 at the offices of the Trust at 6 E. 39th Street, Suite 1003, New York, NY 10016 and at any adjournments or postponement thereof (such meeting and any adjournments or postponements thereof being referred to as the “Special Meeting”). THIS PROXY IS SOLICITED ON BEHALF OF THE FUND’S BOARD OF TRUSTEES, AND EACH PROPOSAL HAS BEEN UNANIMOUSLY APPROVED BY THE BOARD OF TRUSTEES AND RECOMMENDED FOR APPROVAL BY SHAREHOLDERS. THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED “FOR” EACH PROPOSAL. THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION UPON SUCH OTHER BUSINESS NOT CURRENTLY CONTEMPLATED AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENTS THEREOF. THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH PROPOSAL. (Continued and to be signed on the reverse side) PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held May 15, 2015 The Proxy Statement and the InfraCap MLP ETF Annual Report to Stockholders are available at: http://www.viewproxy.com/etfis/2015 to be entered into by and between ETFis Series trust I (the “Trust”) and Etfis Capital LLC (the “Adviser”) adjournment or postponement thereof. Proposal 2 o FOR o AGAINST o ABSTAIN I plan on attending the meeting  o To approve, with respect to the Fund, a proposed new Investment Sub-Advisory Agreement to be entered into by and among the Trust, the Adviser and Infrastructure Capital Advisors, LLC o FOR o AGAINST o ABSTAIN PLEASE SIGN AND DATE BELOW THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. Note: Please sign this proxy exactly as your name or names appear hereon. Each joint owner should sign. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, partnership or other entity, this signature should be that of a duly authorized individual who should state his or her title. Date: , 2015 Signature Signature (if held jointly) CONTROL NUMBER PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. As a shareholder of InfraCap MLP ETF., you have the option of voting your shares electronically through the Internet or by telephone, eliminating the need to return this Proxy Card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the Proxy Card. Votes submitted electronically over the Internet or by telephone must be received by 11:59 p.m., Eastern Standard Time, on May 14, 2015. CONTROL NUMBER PROXY VOTING INSTRUCTIONS Please have your 11 digit control number ready when voting by Internet or Telephone INTERNET Vote Your Proxy on the Internet: Go to www.cesvote.com Have your Proxy Card available when you access the above website. Follow the prompts to vote your shares. TELEPHONE Vote Your Proxy by Phone: Call 1 (888) 693-8683 Use any touch-tone telephone to vote your proxy. Have your Proxy Card available when you call. Follow the voting instructions to vote your shares. MAIL Vote Your Proxy by Mail: Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.